UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2105

Fidelity Fixed-Income Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders

Fidelity
Dynamic Strategies®
Fund

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings or http://www.advisor.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Abigail_P_Johnson)

Dear Shareholder:

During the past year, investors saw a turnaround in the global capital markets, as riskier assets - namely stocks and higher-yielding bonds - staged a comeback after a very difficult 2008 and early 2009. Credit conditions improved and economic growth resumed, setting the stage for a broad-based rebound in asset prices. But risks to a sustained recovery remained, including high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Abigail P. Johnson

Abigail P. Johnson

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Life of fund A
Dynamic Strategies	28.72%	-4.93%

A From October 31, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Dynamic Strategies, a class of the fund, on October 31, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. financial markets experienced one of their most abrupt turnarounds ever in 2009. Equities sustained significant declines in the first quarter, as fallout from the global financial crisis continued. Companies initially hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement in March after both sharp cost-cutting and unprecedented government intervention began to take hold. From March 9 through the end of the year, a roughly 65% rise in the Standard & Poor's 500SM Index wiped out the period's earlier losses and netted a gain of 26.46% by December 31, 2009 - the best calendar-year advance for the index since 2003. The Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 28.57%, while the Dow Jones Industrial AverageSM rose 22.68% for the period. The return-to-risk theme also was present in fixed-income markets, with higher-yielding bonds posting the strongest results. The BofA Merrill Lynch US High Yield Constrained IndexSM was up 58.10% for the year. The broad investment-grade bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 5.93%, restrained by weakness in government securities.

Comments from Andrew Dierdorf and Jurrien Timmer, Co-Portfolio Managers of Fidelity Dynamic Strategies® Fund: During the year ending December 31, 2009, the fund's Retail Class shares rose 28.72%, solidly outpacing the S&P 500® - the fund's primary benchmark - and the 15.73% increase in the Fidelity Dynamic Strategies Composite Index. This latter index represents a blend of the fund's neutral asset allocation mix of 50% equities, 40% bonds and 10% short-term assets, including cash and alternative investments. We believe this supplemental benchmark provides a better "apples-to-apples" comparison than the S&P 500. That said, we're pleased to have outperformed the all-equity S&P® index as well, despite the portfolio's significant fixed-income component. Most of our outperformance relative to the Composite index came from being significantly overweighted in risk-oriented assets. Higher-yield debt, stocks and an out-of-benchmark gold weighting were particularly helpful. The fund also benefited from some fortunate timing, as we began to shift to a more aggressive posture in early March, when the market was at its bottom. Very little detracted, although natural gas- and, to a lesser extent, oil-related investments had their challenges at various times.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying affiliated mutual funds and exchange-traded funds (ETFs)("the Underlying Funds"), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying affiliated mutual funds and exchange-traded funds (ETFs)("the Underlying Funds"), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Class A	.65%
Actual		$ 1,000.00	$ 1,163.80	$ 3.55
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31
Class T	.90%
Actual		$ 1,000.00	$ 1,161.80	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Class B	1.40%
Actual		$ 1,000.00	$ 1,158.40	$ 7.62
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class C	1.40%
Actual		$ 1,000.00	$ 1,157.40	$ 7.61
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Dynamic Strategies	.40%
Actual		$ 1,000.00	$ 1,163.50	$ 2.18
HypotheticalA		$ 1,000.00	$ 1,023.19	$ 2.04
Institutional Class	.40%
Actual		$ 1,000.00	$ 1,163.50	$ 2.18
HypotheticalA		$ 1,000.00	$ 1,023.19	$ 2.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Portfolio Composition as of December 31, 2009**
% of fund's investments	% of fund's investments 6 months ago
Domestic Equity 17.8%	Domestic Equity 16.9%
Emerging Markets Equity 2.6%	Emerging Markets Equity 5.9%
High Yield Fixed-Income 6.0%	High Yield Fixed-Income 7.2%
International Equity 5.8%	International Equity 1.4%
Investment Grade Fixed-Income 21.0%	Investment Grade Fixed-Income 19.5%
Other 12.1%	Other 9.8%
Short-Term 3.6%	Short-Term 10.0%
Sectors* 31.1%	Sectors* 29.3%

Portfolio Composition reflects segment diversification of the Fund's investments as of the reporting date indicated above. See next page for a complete list of the Fund's investments.

* Includes equity sectors such as Communications, Financial, Health, Natural Resources, Real Estate, Technology and Utilities. Prior period classifications reflect categories in place as of the date indicated and have not been adjusted to reflect current classifications.

Asset Allocation (% of fund's investments) **
As of December 31, 2009	As of June 30, 2009
Equities 56.3%	Equities 53.5%
Bonds 27.0%	Bonds 26.7%
Short-Term and Other 16.7%	Short-Term and Other 19.8%

Asset Allocation is based on the Fund's investments as of the reporting date indicated above.

** Equities include ETFs, mutual funds and direct holdings in equity securities. Bonds include ETFs, mutual funds and fixed income securities maturing in more than one year. Short-Term includes cash and cash equivalents and Other includes investments that do not fall into the Equity or Bond categories.

Annual Report

Investments December 31, 2009

Showing Percentage of Total Value of Investment in Securities

Investments reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.
Equity Funds - 56.3%
	Shares	Value
Diversified Emerging Markets Funds - 4.5%
Fidelity Emerging Markets Fund (b)	56,958	$ 1,287,831
iShares MSCI Emerging Markets Index ETF	169,800	7,046,700
Market Vectors Africa Index ETF	13,600	386,240
Market Vectors Gulf States ETF	13,800	267,996
PowerShares MENA Frontier Countries Portfolio ETF	23,800	306,544
SPDR S&P Emerging Middle East & Africa ETF	10,400	648,846
TOTAL DIVERSIFIED EMERGING MARKETS FUNDS		9,944,157
Europe Stock Funds - 0.2%
Market Vectors Russia ETF	15,900	495,762
Foreign Large Blend Funds - 0.8%
Fidelity Canada Fund (b)	15,192	736,531
iShares MSCI EAFE Index ETF	17,600	973,280
TOTAL FOREIGN LARGE BLEND FUNDS		1,709,811
Foreign Small Mid Growth Funds - 0.3%
Fidelity International Small Cap Opportunities Fund (b)	67,883	582,440
Large Blend Funds - 17.5%
Fidelity Advisor 130/30 Large Cap Institutional Class (b)	637,934	4,197,609
Fidelity Disciplined Equity Fund (b)	315,556	6,629,841
Fidelity Mega Cap Stock Fund (b)	817,116	7,190,617
S&P Depositary Receipts Trust unit Series 1 ETF	185,400	20,660,976
TOTAL LARGE BLEND FUNDS		38,679,043
Latin America Stock Funds - 0.9%
Fidelity Latin America Fund (b)	14,886	771,834
iShares MSCI Brazil Index ETF	16,700	1,245,987
TOTAL LATIN AMERICA STOCK FUNDS		2,017,821
Mid-Cap Blend Funds - 0.3%
Fidelity Leveraged Company Stock Fund (b)	33,667	771,641
Pacific Asia ex-Japan Stock Funds - 1.7%
Fidelity China Region Fund (b)	28,657	799,248
iPath MSCI India Index ETN (a)	6,710	429,843
Equity Funds - continued
	Shares	Value
Pacific Asia ex-Japan Stock Funds - continued
iShares MSCI Australia Index ETF	40,650	$ 928,446
SPDR S&P China ETF	23,500	1,688,475
TOTAL PACIFIC ASIA EX-JAPAN STOCK FUNDS		3,846,012
Sector Funds - Communications - 0.6%
Fidelity Select Telecommunications Portfolio (b)	30,733	1,230,249
Sector Funds - Consumer Discretionary - 1.4%
Fidelity Select Consumer Discretionary Portfolio (b)	170,303	3,199,994
Sector Funds - Consumer Staples - 1.8%
Fidelity Select Consumer Staples Portfolio (b)	67,067	4,076,982
Sector Funds - Energy - 4.4%
Fidelity Select Energy Portfolio (b)	101,308	4,472,762
Fidelity Select Energy Services Portfolio (b)	16,049	933,116
Fidelity Select Natural Gas Portfolio (a)(b)	32,883	1,036,797
First Trust ISE-Revere Natural Gas Index Fund ETF	46,300	814,417
PowerShares Global Clean Energy ETF	48,500	808,010
PowerShares WilderHill Clean Energy ETF (a)	47,500	522,500
SPDR Oil & Gas Equipment & Services ETF	41,700	1,187,616
TOTAL SECTOR FUNDS - ENERGY		9,775,218
Sector Funds - Financial - 3.6%
Fidelity Select Financial Services Portfolio (b)	77,709	4,508,666
SPDR Financial Select Sector ETF	236,600	3,404,674
TOTAL SECTOR FUNDS - FINANCIAL		7,913,340
Sector Funds - Health - 2.8%
Fidelity Select Biotechnology Portfolio (a)(b)	7,199	471,435
Fidelity Select Health Care Portfolio (b)	45,323	4,835,530
SPDR S&P Biotech ETF	16,621	891,550
TOTAL SECTOR FUNDS - HEALTH		6,198,515
Sector Funds - Industrials - 2.2%
Fidelity Select Industrials Portfolio (b)	209,425	3,796,880
Market Vectors Environmental Services ETF	8,200	349,894
PowerShares Water Resources Portfolio ETF	38,600	650,796
TOTAL SECTOR FUNDS - INDUSTRIALS		4,797,570
Equity Funds - continued
	Shares	Value
Sector Funds - Natural Resources - 3.5%
Alerian MLP Index ETN	148,600	$ 4,246,988
Fidelity Select Materials Portfolio (b)	24,229	1,307,872
Market Vectors Agribusiness ETF	18,500	810,115
Market Vectors Global Alternative Energy ETF	28,200	705,000
PowerShares Global Water ETF	38,700	702,792
TOTAL SECTOR FUNDS - NATURAL RESOURCES		7,772,767
Sector Funds - Real Estate - 2.0%
DJ Wilshire REIT ETF	46,600	2,293,186
Fidelity International Real Estate Fund (b)	37,703	331,788
Fidelity Real Estate Income Fund (b)	153,376	1,412,597
Fidelity Real Estate Investment Portfolio (b)	22,122	445,982
TOTAL SECTOR FUNDS - REAL ESTATE		4,483,553
Sector Funds - Technology - 6.6%
Fidelity Select Technology Portfolio (b)	94,880	7,160,593
iShares Dow Jones U.S. Technology Sector Index ETF	131,100	7,543,494
TOTAL SECTOR FUNDS - TECHNOLOGY		14,704,087
Sector Funds - Utilities - 1.2%
Fidelity Select Utilities Portfolio (b)	34,673	1,550,588
iShares S&P Global Utilities Sector Index ETF	8,300	398,317
SPDR FTSE Macquarie Global Infrastructure 100 ETF	15,000	637,800
TOTAL SECTOR FUNDS - UTILITIES		2,586,705
TOTAL EQUITY FUNDS (Cost $123,160,731)		124,785,667
Fixed-Income Funds - 27.0%

Bank Loan Funds - 1.4%
Fidelity Floating Rate High Income Fund (b)	335,692	3,158,857
Conservative Allocation Funds - 3.1%
Fidelity Strategic Real Return Fund (b)	809,024	6,884,793
High Yield Bond Funds - 2.6%
Fidelity High Income Fund (b)	675,469	5,714,467
High Yield Fixed-Income Funds - 2.0%
Fidelity New Markets Income Fund (b)	297,925	4,477,818
Fixed-Income Funds - continued
	Shares	Value
Inflation-Protected Bond Funds - 5.3%
Fidelity Inflation Protected Bond Fund (b)	1,041,184	$ 11,671,673
Intermediate-Term Bond Funds - 12.6%
Fidelity Investment Grade Bond Fund (b)	3,962,067	27,892,950
TOTAL FIXED-INCOME FUNDS (Cost $58,408,992)		59,800,558
Other - 13.1%

Alternative Strategies - 2.5%
Horizons BetaPro COMEX Gold Bullion Bull Plus ETF (a)	119,700	2,531,513
Horizons BetaPro COMEX Gold ETF (a)	60,000	661,305
Horizons BetaPro COMEX Silver ETF (a)	60,000	677,295
Horizons BetaPro NYMEX Natural Gas Bull Plus ETF (a)	28,000	311,540
Horizons BetaPro S&P Agribusiness North America Bull Plus ETF (a)	13,700	256,097
Horizons BetaPro Winter-Term NYMEX Crude Oil ETF (a)	60,000	623,614
Horizons BetaPro Winter-Term NYMEX Natural Gas ETF (a)	60,000	475,134
TOTAL ALTERNATIVE STRATEGIES		5,536,498
Bear Market Funds - 0.5%
ProShares UltraShort 20+ Year Treasury ETF (a)	20,500	1,025,000
Commodity Funds - Broad Basket - 2.5%
Fidelity Commodity Strategy Fund (b)	504,032	5,156,250
Fidelity Global Commodity Stock Fund (b)	31,000	456,015
TOTAL COMMODITY FUNDS - BROAD BASKET		5,612,265
Commodity Funds - Energy - 2.3%
ProShares Ultra DJ-AIG Crude Oil ETF (a)	38,400	486,912
United States 12 Month Oil Fund LP ETF (a)	9,999	404,560
United States Natural Gas Fund LP ETF (a)	144,600	1,457,568
United States Oil Fund LP ETF (a)	67,400	2,647,472
TOTAL COMMODITY FUNDS - ENERGY		4,996,512
Commodity Funds - Precious Metals - 1.7%
ProShares Ultra Gold ETF (a)	86,900	3,882,692
Currency Funds - 1.9%
CurrencyShares Australian Dollar Trust ETF	7,418	668,139
CurrencyShares Canadian Dollar Trust ETF	6,598	625,820
Other - continued
	Shares	Value
Currency Funds - continued
WisdomTree Dreyfus Brazilian Real ETF	41,300	$ 1,095,689
WisdomTree Dreyfus Chinese Yuan ETF	25,000	630,238
WisdomTree Dreyfus Emerging Currency ETF	29,600	651,200
WisdomTree Dreyfus Indian Rupee ETF	22,400	563,808
TOTAL CURRENCY FUNDS		4,234,894
Precious Metals Equity Funds - 1.0%
Fidelity Select Gold Portfolio (b)	27,935	1,196,451
Market Vectors Gold Miners ETF	19,924	920,688
TOTAL PRECIOUS METALS EQUITY FUNDS		2,117,139
World Bond Funds - 0.7%
SPDR DB International Government Inflation-Protected Bond ETF	28,100	1,569,666
TOTAL OTHER (Cost $29,030,748)		28,974,666
Cash Equivalents - 1.1%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.01%, dated 12/31/09 due 1/4/10 (Collateralized by U.S. Government Obligations) # (Cost $2,361,000)	$ 2,361,000	2,361,000
Short-Term Funds - 2.5%
	Shares
Fidelity Institutional Money Market Portfolio Institutional Class (b) (Cost $5,511,621)	5,511,621	5,511,621
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $218,473,092)		$ 221,433,512
Legend
(a) Non-income producing
(b) Affiliated company
Security Type Abbreviations
ETF - Exchange-Traded Funds
ETN - Exchange-Traded Note
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$2,361,000 due 1/04/10 at 0.01%
BNP Paribas Securities Corp.	$ 203,695
Mizuho Securities USA, Inc.	2,157,305
$ 2,361,000
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor 130/30 Large Cap Institutional Class	$ 1,741,364	$ 2,504,454	$ 248,844	$ 49,617	$ 4,197,609
Fidelity Blue Chip Growth Fund	280,473	-	299,553	-	-
Fidelity Canada Fund	282,290	357,207	43,772	6,882	736,531
Fidelity China Region Fund	285,063	326,106	39,792	5,819	799,248
Fidelity Commodity Strategy Fund	-	5,000,000	-	-	5,156,250
Fidelity Disciplined Equity Fund	2,691,176	3,434,588	373,520	67,512	6,629,841
Fidelity Emerging Markets Fund	404,475	544,655	66,322	6,405	1,287,831
Fidelity Europe Fund	96,641	-	89,339	-	-
Fidelity Floating Rate High Income Fund	1,567,255	1,379,784	200,549	66,006	3,158,857
Fidelity Global Commodity Stock Fund	-	383,016	18,551	359	456,015
Fidelity High Income Fund	1,429,631	3,309,266	258,147	303,577	5,714,467
Fidelity Inflation Protected Bond Fund	9,036,387	5,710,883	3,525,488	68,471	11,671,673
Fidelity Institutional Money Market Portfolio Institutional Class	$ 3,199,538	$ 40,866,181	$ 38,554,098	$ 44,407	$ 5,511,621
Fidelity International Real Estate Fund	39,655	267,008	15,100	2,801	331,788
Fidelity International Small Cap Opportunities Fund	208,438	277,040	33,161	5,789	582,440
Fidelity Investment Grade Bond Fund	11,229,491	16,735,839	1,833,437	813,339	27,892,950
Fidelity Japan Fund	25,674	-	24,335	-	-
Fidelity Latin America Fund	218,943	333,971	39,793	9,917	771,834
Fidelity Leveraged Company Stock Fund	262,646	343,669	42,241	3,308	771,641
Fidelity Mega Cap Stock Fund	3,251,511	3,318,682	545,517	87,251	7,190,617
Fidelity New Markets Income Fund	2,268,805	1,654,579	281,033	242,926	4,477,818
Fidelity Real Estate Income Fund	129,359	1,238,413	27,090	31,655	1,412,597
Fidelity Real Estate Investment Portfolio	106,359	266,132	24,087	6,346	445,982
Fidelity Select Biotechnology Portfolio	240,380	228,754	33,165	-	471,435
Fidelity Select Consumer Discretionary Portfolio	1,246,071	1,451,746	165,248	9,302	3,199,994
Fidelity Select Consumer Staples Portfolio	1,882,486	1,917,134	243,256	55,355	4,076,982
Fidelity Select Defense & Aerospace Portfolio	107,702	552	105,692	552	-
Fidelity Select Energy Portfolio	$ 1,793,955	$ 1,816,796	$ 239,751	$ 8,992	$ 4,472,762
Fidelity Select Energy Services Portfolio	248,856	531,372	66,321	577	933,116
Fidelity Select Financial Services Portfolio	2,012,629	2,285,058	334,235	39,770	4,508,666
Fidelity Select Gold Portfolio	490,396	551,399	66,325	-	1,196,451
Fidelity Select Health Care Portfolio	1,935,494	2,245,881	261,508	7,778	4,835,530
Fidelity Select Industrials Portfolio	1,597,226	1,560,099	203,910	20,391	3,796,880
Fidelity Select Materials Portfolio	412,799	534,696	60,421	8,959	1,307,872
Fidelity Select Natural Gas Portfolio	331,965	530,796	66,322	-	1,036,797
Fidelity Select Software & Computer Services Portfolio	54,948	-	60,037	-	-
Fidelity Select Technology Portfolio	2,085,141	2,779,770	320,172	-	7,160,593
Fidelity Select Telecommunica-tions Portfolio	447,929	554,752	71,837	9,369	1,230,249
Fidelity Select Utilities Portfolio	1,000,691	579,554	168,554	40,993	1,550,588
Fidelity Strategic Real Return Fund	2,213,747	4,265,615	297,244	102,629	6,884,793
Total	$ 56,857,589	$ 110,085,447	$ 49,347,767	$ 2,127,054	$ 135,860,318
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy with the exception of Repurchase Agreements which are categorized as Level 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $5,578,264 of which $908,178 and $4,670,086 will expire on December 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including repurchase agreements of $2,361,000) - See accompanying schedule: Unaffiliated Underlying Funds (cost $80,194,503)	$ 83,212,194
Affiliated Underlying Funds (cost $135,917,589)	135,860,318
Unaffiliated issuers (cost $2,361,000)	2,361,000
Total Investments (cost $218,473,092)		$ 221,433,512
Cash		387,719
Receivable for investments sold		2,277
Receivable for fund shares sold		1,131,049
Dividends receivable		392,886
Other receivables		64
Total assets		223,347,507

Liabilities
Payable for investments purchased	$ 1,171,828
Payable for fund shares redeemed	474,664
Accrued management fee	72,189
Distribution fees payable	34,062
Total liabilities		1,752,743

Net Assets		$ 221,594,764
Net Assets consist of:
Paid in capital		$ 226,100,566
Undistributed net investment income		245
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,466,467)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,960,420
Net Assets		$ 221,594,764

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

December 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($32,555,848 ÷ 3,854,482 shares)	$ 8.45

Maximum offering price per share (100/94.25 of $8.45)	$ 8.97
Class T: Net Asset Value and redemption price per share ($18,941,430 ÷ 2,246,096 shares)	$ 8.43

Maximum offering price per share (100/96.50 of $8.43)	$ 8.74
Class B: Net Asset Value and offering price per share ($3,260,233 ÷ 386,683 shares)A	$ 8.43

Class C: Net Asset Value and offering price per share ($21,063,406 ÷ 2,512,411 shares)A	$ 8.38

Dynamic Strategies: Net Asset Value, offering price and redemption price per share ($138,320,107 ÷ 16,343,142 shares)	$ 8.46

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,453,740 ÷ 880,598 shares)	$ 8.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends from underlying funds:
Unaffiliated		$ 932,328
Affiliated		2,127,054
Interest		4,073
Total income		3,063,455

Expenses
Management fee	$ 718,042
Distribution fees	241,440
Independent trustees' compensation	461
Miscellaneous	582
Total expenses before reductions	960,525
Expense reductions	(146,793)	813,732
Net investment income (loss)		2,249,723
Realized and Unrealized Gain (Loss) Net realized gain (loss) on sale of underlying fund shares:
Unaffiliated	(2,876,915)
Affiliated	(1,002,860)
Foreign currency transactions	(8,432)
Realized gain distributions from underlying funds:
Unaffiliated	3,175
Affiliated	387,898
Total net realized gain (loss)		(3,497,134)
Change in net unrealized appreciation (depreciation) on: Investment securities	37,513,922
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		37,513,926
Net gain (loss)		34,016,792
Net increase (decrease) in net assets resulting from operations		$ 36,266,515

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,249,723	$ 1,671,345
Net realized gain (loss)	(3,497,134)	(2,417,556)
Change in net unrealized appreciation (depreciation)	37,513,926	(33,594,314)
Net increase (decrease) in net assets resulting from operations	36,266,515	(34,340,525)
Distributions to shareholders from net investment income	(2,224,864)	(1,661,077)
Distributions to shareholders from net realized gain	(1,256,716)	(503,490)
Total distributions	(3,481,580)	(2,164,567)
Share transactions - net increase (decrease)	95,186,754	94,625,036
Total increase (decrease) in net assets	127,971,689	58,119,944

Net Assets
Beginning of period	93,623,075	35,503,131
End of period (including undistributed net investment income of $245 and undistributed net investment income of $23,407, respectively)	$ 221,594,764	$ 93,623,075

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.68	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.15	.06
Net realized and unrealized gain (loss)	1.80	(2.88)	(.34)
Total from investment operations	1.91	(2.73)	(.28)
Distributions from net investment income	(.09)	(.12)	(.05)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.14) J	(.18)	(.13)
Net asset value, end of period	$ 8.45	$ 6.68	$ 9.59
Total Return B, C, D	28.60%	(28.59)%	(2.85)%
Ratios to Average Net Assets F, I
Expenses before reductions	.75%	.75%	.75% A
Expenses net of fee waivers, if any	.65%	.65%	.65% A
Expenses net of all reductions	.65%	.65%	.65% A
Net investment income (loss)	1.48%	1.78%	3.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,556	$ 6,786	$ 1,591
Portfolio turnover rate G	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

G Amount does not include the activity of any underlying funds.

H For the period October 31, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.138 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.68	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.12	.06
Net realized and unrealized gain (loss)	1.78	(2.86)	(.35)
Total from investment operations	1.87	(2.74)	(.29)
Distributions from net investment income	(.07)	(.11)	(.04)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.12) J	(.17)	(.12)
Net asset value, end of period	$ 8.43	$ 6.68	$ 9.59
Total Return B, C, D	28.03%	(28.69)%	(2.89)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.00%	1.00%	1.00% A
Expenses net of fee waivers, if any	.90%	.90%	.90% A
Expenses net of all reductions	.90%	.90%	.90% A
Net investment income (loss)	1.24%	1.53%	3.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,941	$ 4,688	$ 1,358
Portfolio turnover rate G	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

G Amount does not include the activity of any underlying funds.

H For the period October 31, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.120 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.09	.05
Net realized and unrealized gain (loss)	1.78	(2.87)	(.35)
Total from investment operations	1.84	(2.78)	(.30)
Distributions from net investment income	(.04)	(.06)	(.03)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.10) J	(.12)	(.11)
Net asset value, end of period	$ 8.43	$ 6.69	$ 9.59
Total Return B, C, D	27.47%	(29.05)%	(2.98)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50%	1.50%	1.50% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40% A
Expenses net of all reductions	1.40%	1.40%	1.40% A
Net investment income (loss)	.74%	1.03%	2.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,260	$ 1,463	$ 1,231
Portfolio turnover rate G	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

G Amount does not include the activity of any underlying funds.

H For the period October 31, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.095 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.66	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.08	.05
Net realized and unrealized gain (loss)	1.76	(2.86)	(.35)
Total from investment operations	1.82	(2.78)	(.30)
Distributions from net investment income	(.05)	(.09)	(.03)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.10) J	(.15)	(.11)
Net asset value, end of period	$ 8.38	$ 6.66	$ 9.59
Total Return B, C, D	27.41%	(29.05)%	(2.96)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50%	1.50%	1.50% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40% A
Expenses net of all reductions	1.40%	1.40%	1.40% A
Net investment income (loss)	.74%	1.03%	2.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,063	$ 6,365	$ 1,425
Portfolio turnover rate G	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

G Amount does not include the activity of any underlying funds.

H For the period October 31, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.103 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dynamic Strategies

Years ended December 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.17	.06
Net realized and unrealized gain (loss)	1.79	(2.88)	(.34)
Total from investment operations	1.92	(2.71)	(.28)
Distributions from net investment income	(.10)	(.13)	(.05)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.15) I	(.19)	(.13)
Net asset value, end of period	$ 8.46	$ 6.69	$ 9.59
Total Return B, C	28.72%	(28.35)%	(2.81)%
Ratios to Average Net Assets E, H
Expenses before reductions	.50%	.50%	.50% A
Expenses net of fee waivers, if any	.40%	.40%	.40% A
Expenses net of all reductions	.40%	.40%	.40% A
Net investment income (loss)	1.73%	2.03%	3.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,320	$ 70,674	$ 28,567
Portfolio turnover rate F	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

F Amount does not include the activity of any underlying funds.

G For the period October 31, 2007 (commencement of operations) to December 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.149 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.17	.07
Net realized and unrealized gain (loss)	1.79	(2.88)	(.35)
Total from investment operations	1.92	(2.71)	(.28)
Distributions from net investment income	(.10)	(.13)	(.05)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.15) I	(.19)	(.13)
Net asset value, end of period	$ 8.46	$ 6.69	$ 9.59
Total Return B, C	28.72%	(28.35)%	(2.81)%
Ratios to Average Net Assets E, H
Expenses before reductions	.50%	.50%	.50% A
Expenses net of fee waivers, if any	.40%	.40%	.40% A
Expenses net of all reductions	.40%	.40%	.40% A
Net investment income (loss)	1.73%	2.03%	3.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,454	$ 3,648	$ 1,331
Portfolio turnover rate F	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

F Amount does not include the activity of any underlying funds.

G For the period October 31, 2007 (commencement of operations) to December 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.149 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

Fidelity Dynamic Strategies Fund (the Fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in a combination of affiliated mutual funds and exchange-traded funds (ETFs) ("the Underlying Funds"). The Fund offers Class A, Class T, Class B, Class C, Dynamic Strategies and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. Events or transactions occurring after period end through the date that the financial statements were issued, February 22, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Security Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in affiliated Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. ETFs and Exchange Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital gain distributions from the affiliated Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the expenses of the Underlying Funds and ETFs through the impact of these expenses on each Underlying Fund's NAV and the value of each ETF. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,394,329
Gross unrealized depreciation	(14,839,398)
Net unrealized appreciation (depreciation)	$ 1,554,931

Tax Cost	$ 219,878,581

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 384,967
Capital loss carryforward	$ (5,578,264)
Net unrealized appreciation (depreciation)	$ 1,554,931

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 3,481,580	$ 2,106,873
Long-term Capital Gains	-	57,694
Total	$ 3,481,580	$ 2,164,567

3. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the affiliated Underlying Fund shares), other than short-term securities, aggregated $168,588,886 and $74,623,120, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to FMRC. The management fee is computed at an annual rate of .50% of the Fund's average net assets. FMRC, either itself or through an affiliated company, pays all other expenses of the Fund, excluding the distribution and service fees, and with certain exceptions such as interest expense and independent Trustees compensation. The management fee is reduced by an amount equal to the fees and expenses paid by the fund to the independent Trustees.

FMRC has contractually agreed to waive .10% of its management fee, thereby limiting the Fund's management fee to an annual rate of .40% of the Fund's average net assets, until February 28, 2011.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 40,225	$ 4,893
Class T	.25%	.25%	65,070	250
Class B	.75%	.25%	20,796	16,544
Class C	.75%	.25%	115,349	65,703
			$ 241,440	$ 87,390

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 33,633
Class T	14,779
Class B*	5,471
Class C*	5,297
$ 59,180

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,187 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $582 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMRC has contractually agreed to waive .10% of its management fee, thereby limiting the Fund's management fee to an annual rate of .40% of the Fund's average net assets, until February 28, 2011. During the period, this management fee waiver reduced the Fund's management fee by $146,360.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $421 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee by $12.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Class A	$ 318,849	$ 111,175
Class T	151,774	71,625
Class B	16,030	13,176
Class C	123,507	75,755
Dynamic Strategies	1,532,132	1,323,154
Institutional Class	82,572	66,192
Total	$ 2,224,864	$ 1,661,077
From net realized gain
Class A	$ 171,948	$ 28,006
Class T	110,455	21,925
Class B	18,694	9,551
Class C	116,712	23,042
Dynamic Strategies	796,652	401,772
Institutional Class	42,255	19,194
Total	$ 1,256,716	$ 503,490

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Class A
Shares sold	3,223,050	1,160,004	$ 24,881,155	$ 9,837,554
Reinvestment of distributions	46,864	20,263	395,011	134,332
Shares redeemed	(430,502)	(331,059)	(3,085,024)	(2,473,413)
Net increase (decrease)	2,839,412	849,208	$ 22,191,142	$ 7,498,473
Class T
Shares sold	2,102,892	642,908	$ 14,845,291	$ 5,393,832
Reinvestment of distributions	27,168	13,180	226,926	87,857
Shares redeemed	(586,056)	(95,645)	(4,289,738)	(699,570)
Net increase (decrease)	1,544,004	560,443	$ 10,782,479	$ 4,782,119
Class B
Shares sold	344,852	106,371	$ 2,619,955	$ 890,514
Reinvestment of distributions	4,099	3,218	34,082	22,470
Shares redeemed	(180,878)	(19,250)	(1,342,614)	(136,733)
Net increase (decrease)	168,073	90,339	$ 1,311,423	$ 776,251

Annual Report

9. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Class C
Shares sold	1,966,054	933,565	$ 14,977,601	$ 7,341,737
Reinvestment of distributions	27,897	14,035	232,261	92,913
Shares redeemed	(437,347)	(140,403)	(3,062,241)	(1,004,126)
Net increase (decrease)	1,556,604	807,197	$ 12,147,621	$ 6,430,524
Dynamic Strategies
Shares sold	11,410,299	12,807,772	$ 86,754,373	$ 113,918,703
Reinvestment of distributions	257,830	226,192	2,164,709	1,521,781
Shares redeemed	(5,888,745)	(5,448,715)	(43,230,307)	(44,147,027)
Net increase (decrease)	5,779,384	7,585,249	$ 45,688,775	$ 71,293,457
Institutional Class
Shares sold	625,394	636,795	$ 4,979,050	$ 5,439,598
Reinvestment of distributions	11,500	10,488	96,666	70,413
Shares redeemed	(301,514)	(240,864)	(2,010,402)	(1,665,799)
Net increase (decrease)	335,380	406,419	$ 3,065,314	$ 3,844,212

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategy may represent a significant portion of the Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 14% of the total outstanding shares of Fidelity Advisor 130/30 Large Cap Fund.

In addition, at the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and Shareholders of Fidelity Dynamic Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Dynamic Strategies Fund (the Fund), a fund of Fidelity Fixed-Income Trust, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 31, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Dynamic Strategies Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from October 31, 2007 (commencement of operations) to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2010

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. FMRC has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for James C. Curvey, each of the Trustees oversees 188 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Abigail P. Johnson (48)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Personal and Workplace Investing (2005-present). Ms. Johnson is a Director of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (67)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (62)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present) and AGL Resources, Inc. (holding company). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson and Ms. Abigail P. Johnson are not related.

Michael E. Kenneally (55)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (69)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (63)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (70)

Year of Election or Appointment: 2005

Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (2004-2009).

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John R. Hebble (51)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments.

Boyce I. Greer (53)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of the Asset Allocation Division (2008-present), President and a Director of Strategic Advisers, Inc. (2008-present), President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Derek L. Young (45)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds. Mr. Young also serves as Chief Investment Officers of the Global Asset Allocation Group (2009-present). Previously, Mr. Young served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (42)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Kenneth B. Robins (40)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Dynamic Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Dynamic Strategies	2/16/2010	2/12/2010	$.005	$.015

Dynamic Strategies designates 21% of the dividends distributed in December 2009 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Dynamic Strategies designates 30% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 15, 2009. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	29,535,490,304.51	95.434
Withheld	1,412,983,688.53	4.566
TOTAL	30,948,473,993.04	100.000
Albert R. Gamper, Jr.
Affirmative	29,631,645,146.15	95.745
Withheld	1,316,828,846.89	4.255
TOTAL	30,948,473,993.04	100.000
Abigail P. Johnson
Affirmative	29,481,082,358.76	95.259
Withheld	1,467,391,634.28	4.741
TOTAL	30,948,473,993.04	100.000
Arthur E. Johnson
Affirmative	29,601,580,051.86	95.648
Withheld	1,346,893,941.18	4.352
TOTAL	30,948,473,993.04	100.000
Michael E. Kenneally
Affirmative	29,688,902,929.52	95.930
Withheld	1,259,571,063.52	4.070
TOTAL	30,948,473,993.04	100.000
James H. Keyes
Affirmative	29,647,356,020.99	95.796
Withheld	1,301,117,972.05	4.204
TOTAL	30,948,473,993.04	100.000
Marie L. Knowles
Affirmative	29,665,215,088.51	95.854
Withheld	1,283,258,904.53	4.146
TOTAL	30,948,473,993.04	100.000
Kenneth L. Wolfe
Affirmative	29,580,330,647.68	95.579
Withheld	1,368,143,345.36	4.421
TOTAL	30,948,473,993.04	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	22,342,326,668.95	72.192
Against	5,700,226,054.43	18.418
Abstain	2,112,037,717.17	6.825
Broker Non-Votes	793,883,552.49	2.565
TOTAL	30,948,473,993.04	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dynamic Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established three standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its September 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR Co., Inc. (FMRC), and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to the recent financial crisis, Fidelity took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board specifically noted Fidelity's response to the 2008 credit market crisis. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a proprietary custom index. The Board noted that FMRC does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the total returns of Fidelity Dynamic Strategies (retail class) and Class C of the fund and the total return of a proprietary custom index ("benchmark"). The returns of Fidelity Dynamic Strategies (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The fund's proprietary custom index is an index developed by FMRC that represents the performance of the fund's three general investment categories according to their respective weightings in the fund's neutral mix.

Fidelity Dynamic Strategies Fund

The Board stated that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance during 2009. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented recent market events, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMRC for non-management expenses (including pricing and bookkeeping fees and custody fees) from the fund's all-inclusive fee. In this regard, the Board realizes that net management fees can vary from year to year because of differences in non-management expenses.

Annual Report

Fidelity Dynamic Strategies Fund

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Furthermore, the Board considered that FMRC has contractually agreed to waive the fund's management fee by 10 basis points through February 28, 2010.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of the fund, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other expenses, such as pricing and bookkeeping fees, and custodial, legal, and audit fees paid by FMRC under the all-inclusive arrangement. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2008. The Board considered that, unlike other funds in its Total Mapped Group that invest primarily in affiliated funds, the fund has the capability to also invest in unaffiliated exchange-traded funds and individual securities. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review, the Board also considered Fidelity fee structures and other information on clients that FMRC and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMRC or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability, and the extent to which current market conditions have affected retention and recruitment; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (viii) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

FMR Co., Inc.

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research

(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research

(Hong Kong) Limited

Fidelity Management & Research

(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Investments Institutional Operations Company, Inc.

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
(for the deaf and hearing impaired)
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

DYS-UANN-0210
1.852672.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Dynamic StrategiesSM
Fund - Class A, Class T, Class B and Class C

Annual Report

December 31, 2009

Class A, Class T, Class B,
and Class C are classes
of Fidelity Dynamic
Strategies® Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Abigail_P_Johnson)

Dear Shareholder:

During the past year, investors saw a turnaround in the global capital markets, as riskier assets - namely stocks and higher-yielding bonds - staged a comeback after a very difficult 2008 and early 2009. Credit conditions improved and economic growth resumed, setting the stage for a broad-based rebound in asset prices. But risks to a sustained recovery remained, including high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Abigail P. Johnson

Abigail P. Johnson

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	21.21%	-7.69%
Class T (incl. 3.50% sales charge)	23.55%	-6.95%
Class B (incl. contingent deferred sales charge) B	22.47%	-7.12%
Class C (incl. contingent deferred sales charge) C	26.41%	-5.87%

A From October 31, 2007.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Strategies Fund - Class A on October 31, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. financial markets experienced one of their most abrupt turnarounds ever in 2009. Equities sustained significant declines in the first quarter, as fallout from the global financial crisis continued. Companies initially hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement in March after both sharp cost-cutting and unprecedented government intervention began to take hold. From March 9 through the end of the year, a roughly 65% rise in the Standard & Poor's 500SM Index wiped out the period's earlier losses and netted a gain of 26.46% by December 31, 2009 - the best calendar-year advance for the index since 2003. The Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 28.57%, while the Dow Jones Industrial AverageSM rose 22.68% for the period. The return-to-risk theme also was present in fixed-income markets, with higher-yielding bonds posting the strongest results. The BofA Merrill Lynch US High Yield Constrained IndexSM was up 58.10% for the year. The broad investment-grade bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 5.93%, restrained by weakness in government securities.

Comments from Andrew Dierdorf and Jurrien Timmer, Co-Portfolio Managers of Fidelity Advisor Dynamic StrategiesSM Fund: During the year ending December 31, 2009, the fund's Class A, Class T, Class B and Class C shares rose 28.60%, 28.03%, 27.47% and 27.41%, respectively (excluding sales charges), solidly outpacing the S&P 500® - the fund's primary benchmark - and the 15.73% increase in the Fidelity Dynamic Strategies Composite Index. This latter index represents a blend of the fund's neutral asset allocation mix of 50% equities, 40% bonds and 10% short-term assets, including cash and alternative investments. We believe this supplemental benchmark provides a better "apples-to-apples" comparison than the S&P 500. That said, we're pleased to have outperformed the all-equity S&P® index as well, despite the portfolio's significant fixed-income component. Most of our outperformance relative to the Composite index came from being significantly overweighted in risk-oriented assets. Higher-yield debt, stocks and an out-of-benchmark gold weighting were particularly helpful. The fund also benefited from some fortunate timing, as we began to shift to a more aggressive posture in early March, when the market was at its bottom. Very little detracted, although natural gas- and, to a lesser extent, oil-related investments had their challenges at various times.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying affiliated mutual funds and exchange-traded funds (ETFs)("the Underlying Funds"), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying affiliated mutual funds and exchange-traded funds (ETFs)("the Underlying Funds"), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Class A	.65%
Actual		$ 1,000.00	$ 1,163.80	$ 3.55
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31
Class T	.90%
Actual		$ 1,000.00	$ 1,161.80	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Class B	1.40%
Actual		$ 1,000.00	$ 1,158.40	$ 7.62
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class C	1.40%
Actual		$ 1,000.00	$ 1,157.40	$ 7.61
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Dynamic Strategies	.40%
Actual		$ 1,000.00	$ 1,163.50	$ 2.18
HypotheticalA		$ 1,000.00	$ 1,023.19	$ 2.04
Institutional Class	.40%
Actual		$ 1,000.00	$ 1,163.50	$ 2.18
HypotheticalA		$ 1,000.00	$ 1,023.19	$ 2.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Portfolio Composition as of December 31, 2009**
% of fund's investments	% of fund's investments 6 months ago
Domestic Equity 17.8%	Domestic Equity 16.9%
Emerging Markets Equity 2.6%	Emerging Markets Equity 5.9%
High Yield Fixed-Income 6.0%	High Yield Fixed-Income 7.2%
International Equity 5.8%	International Equity 1.4%
Investment Grade Fixed-Income 21.0%	Investment Grade Fixed-Income 19.5%
Other 12.1%	Other 9.8%
Short-Term 3.6%	Short-Term 10.0%
Sectors* 31.1%	Sectors* 29.3%

Portfolio Composition reflects segment diversification of the Fund's investments as of the reporting date indicated above. See next page for a complete list of the Fund's investments.

* Includes equity sectors such as Communications, Financial, Health, Natural Resources, Real Estate, Technology and Utilities. Prior period classifications reflect categories in place as of the date indicated and have not been adjusted to reflect current classifications.

Asset Allocation (% of fund's investments) **
As of December 31, 2009	As of June 30, 2009
Equities 56.3%	Equities 53.5%
Bonds 27.0%	Bonds 26.7%
Short-Term and Other 16.7%	Short-Term and Other 19.8%

Asset Allocation is based on the Fund's investments as of the reporting date indicated above.

** Equities include ETFs, mutual funds and direct holdings in equity securities. Bonds include ETFs, mutual funds and fixed income securities maturing in more than one year. Short-Term includes cash and cash equivalents and Other includes investments that do not fall into the Equity or Bond categories.

Annual Report

Investments December 31, 2009

Showing Percentage of Total Value of Investment in Securities

Investments reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.
Equity Funds - 56.3%
	Shares	Value
Diversified Emerging Markets Funds - 4.5%
Fidelity Emerging Markets Fund (b)	56,958	$ 1,287,831
iShares MSCI Emerging Markets Index ETF	169,800	7,046,700
Market Vectors Africa Index ETF	13,600	386,240
Market Vectors Gulf States ETF	13,800	267,996
PowerShares MENA Frontier Countries Portfolio ETF	23,800	306,544
SPDR S&P Emerging Middle East & Africa ETF	10,400	648,846
TOTAL DIVERSIFIED EMERGING MARKETS FUNDS		9,944,157
Europe Stock Funds - 0.2%
Market Vectors Russia ETF	15,900	495,762
Foreign Large Blend Funds - 0.8%
Fidelity Canada Fund (b)	15,192	736,531
iShares MSCI EAFE Index ETF	17,600	973,280
TOTAL FOREIGN LARGE BLEND FUNDS		1,709,811
Foreign Small Mid Growth Funds - 0.3%
Fidelity International Small Cap Opportunities Fund (b)	67,883	582,440
Large Blend Funds - 17.5%
Fidelity Advisor 130/30 Large Cap Institutional Class (b)	637,934	4,197,609
Fidelity Disciplined Equity Fund (b)	315,556	6,629,841
Fidelity Mega Cap Stock Fund (b)	817,116	7,190,617
S&P Depositary Receipts Trust unit Series 1 ETF	185,400	20,660,976
TOTAL LARGE BLEND FUNDS		38,679,043
Latin America Stock Funds - 0.9%
Fidelity Latin America Fund (b)	14,886	771,834
iShares MSCI Brazil Index ETF	16,700	1,245,987
TOTAL LATIN AMERICA STOCK FUNDS		2,017,821
Mid-Cap Blend Funds - 0.3%
Fidelity Leveraged Company Stock Fund (b)	33,667	771,641
Pacific Asia ex-Japan Stock Funds - 1.7%
Fidelity China Region Fund (b)	28,657	799,248
iPath MSCI India Index ETN (a)	6,710	429,843
Equity Funds - continued
	Shares	Value
Pacific Asia ex-Japan Stock Funds - continued
iShares MSCI Australia Index ETF	40,650	$ 928,446
SPDR S&P China ETF	23,500	1,688,475
TOTAL PACIFIC ASIA EX-JAPAN STOCK FUNDS		3,846,012
Sector Funds - Communications - 0.6%
Fidelity Select Telecommunications Portfolio (b)	30,733	1,230,249
Sector Funds - Consumer Discretionary - 1.4%
Fidelity Select Consumer Discretionary Portfolio (b)	170,303	3,199,994
Sector Funds - Consumer Staples - 1.8%
Fidelity Select Consumer Staples Portfolio (b)	67,067	4,076,982
Sector Funds - Energy - 4.4%
Fidelity Select Energy Portfolio (b)	101,308	4,472,762
Fidelity Select Energy Services Portfolio (b)	16,049	933,116
Fidelity Select Natural Gas Portfolio (a)(b)	32,883	1,036,797
First Trust ISE-Revere Natural Gas Index Fund ETF	46,300	814,417
PowerShares Global Clean Energy ETF	48,500	808,010
PowerShares WilderHill Clean Energy ETF (a)	47,500	522,500
SPDR Oil & Gas Equipment & Services ETF	41,700	1,187,616
TOTAL SECTOR FUNDS - ENERGY		9,775,218
Sector Funds - Financial - 3.6%
Fidelity Select Financial Services Portfolio (b)	77,709	4,508,666
SPDR Financial Select Sector ETF	236,600	3,404,674
TOTAL SECTOR FUNDS - FINANCIAL		7,913,340
Sector Funds - Health - 2.8%
Fidelity Select Biotechnology Portfolio (a)(b)	7,199	471,435
Fidelity Select Health Care Portfolio (b)	45,323	4,835,530
SPDR S&P Biotech ETF	16,621	891,550
TOTAL SECTOR FUNDS - HEALTH		6,198,515
Sector Funds - Industrials - 2.2%
Fidelity Select Industrials Portfolio (b)	209,425	3,796,880
Market Vectors Environmental Services ETF	8,200	349,894
PowerShares Water Resources Portfolio ETF	38,600	650,796
TOTAL SECTOR FUNDS - INDUSTRIALS		4,797,570
Equity Funds - continued
	Shares	Value
Sector Funds - Natural Resources - 3.5%
Alerian MLP Index ETN	148,600	$ 4,246,988
Fidelity Select Materials Portfolio (b)	24,229	1,307,872
Market Vectors Agribusiness ETF	18,500	810,115
Market Vectors Global Alternative Energy ETF	28,200	705,000
PowerShares Global Water ETF	38,700	702,792
TOTAL SECTOR FUNDS - NATURAL RESOURCES		7,772,767
Sector Funds - Real Estate - 2.0%
DJ Wilshire REIT ETF	46,600	2,293,186
Fidelity International Real Estate Fund (b)	37,703	331,788
Fidelity Real Estate Income Fund (b)	153,376	1,412,597
Fidelity Real Estate Investment Portfolio (b)	22,122	445,982
TOTAL SECTOR FUNDS - REAL ESTATE		4,483,553
Sector Funds - Technology - 6.6%
Fidelity Select Technology Portfolio (b)	94,880	7,160,593
iShares Dow Jones U.S. Technology Sector Index ETF	131,100	7,543,494
TOTAL SECTOR FUNDS - TECHNOLOGY		14,704,087
Sector Funds - Utilities - 1.2%
Fidelity Select Utilities Portfolio (b)	34,673	1,550,588
iShares S&P Global Utilities Sector Index ETF	8,300	398,317
SPDR FTSE Macquarie Global Infrastructure 100 ETF	15,000	637,800
TOTAL SECTOR FUNDS - UTILITIES		2,586,705
TOTAL EQUITY FUNDS (Cost $123,160,731)		124,785,667
Fixed-Income Funds - 27.0%

Bank Loan Funds - 1.4%
Fidelity Floating Rate High Income Fund (b)	335,692	3,158,857
Conservative Allocation Funds - 3.1%
Fidelity Strategic Real Return Fund (b)	809,024	6,884,793
High Yield Bond Funds - 2.6%
Fidelity High Income Fund (b)	675,469	5,714,467
High Yield Fixed-Income Funds - 2.0%
Fidelity New Markets Income Fund (b)	297,925	4,477,818
Fixed-Income Funds - continued
	Shares	Value
Inflation-Protected Bond Funds - 5.3%
Fidelity Inflation Protected Bond Fund (b)	1,041,184	$ 11,671,673
Intermediate-Term Bond Funds - 12.6%
Fidelity Investment Grade Bond Fund (b)	3,962,067	27,892,950
TOTAL FIXED-INCOME FUNDS (Cost $58,408,992)		59,800,558
Other - 13.1%

Alternative Strategies - 2.5%
Horizons BetaPro COMEX Gold Bullion Bull Plus ETF (a)	119,700	2,531,513
Horizons BetaPro COMEX Gold ETF (a)	60,000	661,305
Horizons BetaPro COMEX Silver ETF (a)	60,000	677,295
Horizons BetaPro NYMEX Natural Gas Bull Plus ETF (a)	28,000	311,540
Horizons BetaPro S&P Agribusiness North America Bull Plus ETF (a)	13,700	256,097
Horizons BetaPro Winter-Term NYMEX Crude Oil ETF (a)	60,000	623,614
Horizons BetaPro Winter-Term NYMEX Natural Gas ETF (a)	60,000	475,134
TOTAL ALTERNATIVE STRATEGIES		5,536,498
Bear Market Funds - 0.5%
ProShares UltraShort 20+ Year Treasury ETF (a)	20,500	1,025,000
Commodity Funds - Broad Basket - 2.5%
Fidelity Commodity Strategy Fund (b)	504,032	5,156,250
Fidelity Global Commodity Stock Fund (b)	31,000	456,015
TOTAL COMMODITY FUNDS - BROAD BASKET		5,612,265
Commodity Funds - Energy - 2.3%
ProShares Ultra DJ-AIG Crude Oil ETF (a)	38,400	486,912
United States 12 Month Oil Fund LP ETF (a)	9,999	404,560
United States Natural Gas Fund LP ETF (a)	144,600	1,457,568
United States Oil Fund LP ETF (a)	67,400	2,647,472
TOTAL COMMODITY FUNDS - ENERGY		4,996,512
Commodity Funds - Precious Metals - 1.7%
ProShares Ultra Gold ETF (a)	86,900	3,882,692
Currency Funds - 1.9%
CurrencyShares Australian Dollar Trust ETF	7,418	668,139
CurrencyShares Canadian Dollar Trust ETF	6,598	625,820
Other - continued
	Shares	Value
Currency Funds - continued
WisdomTree Dreyfus Brazilian Real ETF	41,300	$ 1,095,689
WisdomTree Dreyfus Chinese Yuan ETF	25,000	630,238
WisdomTree Dreyfus Emerging Currency ETF	29,600	651,200
WisdomTree Dreyfus Indian Rupee ETF	22,400	563,808
TOTAL CURRENCY FUNDS		4,234,894
Precious Metals Equity Funds - 1.0%
Fidelity Select Gold Portfolio (b)	27,935	1,196,451
Market Vectors Gold Miners ETF	19,924	920,688
TOTAL PRECIOUS METALS EQUITY FUNDS		2,117,139
World Bond Funds - 0.7%
SPDR DB International Government Inflation-Protected Bond ETF	28,100	1,569,666
TOTAL OTHER (Cost $29,030,748)		28,974,666
Cash Equivalents - 1.1%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.01%, dated 12/31/09 due 1/4/10 (Collateralized by U.S. Government Obligations) # (Cost $2,361,000)	$ 2,361,000	2,361,000
Short-Term Funds - 2.5%
	Shares
Fidelity Institutional Money Market Portfolio Institutional Class (b) (Cost $5,511,621)	5,511,621	5,511,621
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $218,473,092)		$ 221,433,512
Legend
(a) Non-income producing
(b) Affiliated company
Security Type Abbreviations
ETF - Exchange-Traded Funds
ETN - Exchange-Traded Note
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$2,361,000 due 1/04/10 at 0.01%
BNP Paribas Securities Corp.	$ 203,695
Mizuho Securities USA, Inc.	2,157,305
$ 2,361,000
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor 130/30 Large Cap Institutional Class	$ 1,741,364	$ 2,504,454	$ 248,844	$ 49,617	$ 4,197,609
Fidelity Blue Chip Growth Fund	280,473	-	299,553	-	-
Fidelity Canada Fund	282,290	357,207	43,772	6,882	736,531
Fidelity China Region Fund	285,063	326,106	39,792	5,819	799,248
Fidelity Commodity Strategy Fund	-	5,000,000	-	-	5,156,250
Fidelity Disciplined Equity Fund	2,691,176	3,434,588	373,520	67,512	6,629,841
Fidelity Emerging Markets Fund	404,475	544,655	66,322	6,405	1,287,831
Fidelity Europe Fund	96,641	-	89,339	-	-
Fidelity Floating Rate High Income Fund	1,567,255	1,379,784	200,549	66,006	3,158,857
Fidelity Global Commodity Stock Fund	-	383,016	18,551	359	456,015
Fidelity High Income Fund	1,429,631	3,309,266	258,147	303,577	5,714,467
Fidelity Inflation Protected Bond Fund	9,036,387	5,710,883	3,525,488	68,471	11,671,673
Fidelity Institutional Money Market Portfolio Institutional Class	$ 3,199,538	$ 40,866,181	$ 38,554,098	$ 44,407	$ 5,511,621
Fidelity International Real Estate Fund	39,655	267,008	15,100	2,801	331,788
Fidelity International Small Cap Opportunities Fund	208,438	277,040	33,161	5,789	582,440
Fidelity Investment Grade Bond Fund	11,229,491	16,735,839	1,833,437	813,339	27,892,950
Fidelity Japan Fund	25,674	-	24,335	-	-
Fidelity Latin America Fund	218,943	333,971	39,793	9,917	771,834
Fidelity Leveraged Company Stock Fund	262,646	343,669	42,241	3,308	771,641
Fidelity Mega Cap Stock Fund	3,251,511	3,318,682	545,517	87,251	7,190,617
Fidelity New Markets Income Fund	2,268,805	1,654,579	281,033	242,926	4,477,818
Fidelity Real Estate Income Fund	129,359	1,238,413	27,090	31,655	1,412,597
Fidelity Real Estate Investment Portfolio	106,359	266,132	24,087	6,346	445,982
Fidelity Select Biotechnology Portfolio	240,380	228,754	33,165	-	471,435
Fidelity Select Consumer Discretionary Portfolio	1,246,071	1,451,746	165,248	9,302	3,199,994
Fidelity Select Consumer Staples Portfolio	1,882,486	1,917,134	243,256	55,355	4,076,982
Fidelity Select Defense & Aerospace Portfolio	107,702	552	105,692	552	-
Fidelity Select Energy Portfolio	$ 1,793,955	$ 1,816,796	$ 239,751	$ 8,992	$ 4,472,762
Fidelity Select Energy Services Portfolio	248,856	531,372	66,321	577	933,116
Fidelity Select Financial Services Portfolio	2,012,629	2,285,058	334,235	39,770	4,508,666
Fidelity Select Gold Portfolio	490,396	551,399	66,325	-	1,196,451
Fidelity Select Health Care Portfolio	1,935,494	2,245,881	261,508	7,778	4,835,530
Fidelity Select Industrials Portfolio	1,597,226	1,560,099	203,910	20,391	3,796,880
Fidelity Select Materials Portfolio	412,799	534,696	60,421	8,959	1,307,872
Fidelity Select Natural Gas Portfolio	331,965	530,796	66,322	-	1,036,797
Fidelity Select Software & Computer Services Portfolio	54,948	-	60,037	-	-
Fidelity Select Technology Portfolio	2,085,141	2,779,770	320,172	-	7,160,593
Fidelity Select Telecommunica-tions Portfolio	447,929	554,752	71,837	9,369	1,230,249
Fidelity Select Utilities Portfolio	1,000,691	579,554	168,554	40,993	1,550,588
Fidelity Strategic Real Return Fund	2,213,747	4,265,615	297,244	102,629	6,884,793
Total	$ 56,857,589	$ 110,085,447	$ 49,347,767	$ 2,127,054	$ 135,860,318
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy with the exception of Repurchase Agreements which are categorized as Level 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $5,578,264 of which $908,178 and $4,670,086 will expire on December 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including repurchase agreements of $2,361,000) - See accompanying schedule: Unaffiliated Underlying Funds (cost $80,194,503)	$ 83,212,194
Affiliated Underlying Funds (cost $135,917,589)	135,860,318
Unaffiliated issuers (cost $2,361,000)	2,361,000
Total Investments (cost $218,473,092)		$ 221,433,512
Cash		387,719
Receivable for investments sold		2,277
Receivable for fund shares sold		1,131,049
Dividends receivable		392,886
Other receivables		64
Total assets		223,347,507

Liabilities
Payable for investments purchased	$ 1,171,828
Payable for fund shares redeemed	474,664
Accrued management fee	72,189
Distribution fees payable	34,062
Total liabilities		1,752,743

Net Assets		$ 221,594,764
Net Assets consist of:
Paid in capital		$ 226,100,566
Undistributed net investment income		245
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,466,467)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,960,420
Net Assets		$ 221,594,764

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($32,555,848 ÷ 3,854,482 shares)	$ 8.45

Maximum offering price per share (100/94.25 of $8.45)	$ 8.97
Class T: Net Asset Value and redemption price per share ($18,941,430 ÷ 2,246,096 shares)	$ 8.43

Maximum offering price per share (100/96.50 of $8.43)	$ 8.74
Class B: Net Asset Value and offering price per share ($3,260,233 ÷ 386,683 shares)A	$ 8.43

Class C: Net Asset Value and offering price per share ($21,063,406 ÷ 2,512,411 shares)A	$ 8.38

Dynamic Strategies: Net Asset Value, offering price and redemption price per share ($138,320,107 ÷ 16,343,142 shares)	$ 8.46

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,453,740 ÷ 880,598 shares)	$ 8.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends from underlying funds:
Unaffiliated		$ 932,328
Affiliated		2,127,054
Interest		4,073
Total income		3,063,455

Expenses
Management fee	$ 718,042
Distribution fees	241,440
Independent trustees' compensation	461
Miscellaneous	582
Total expenses before reductions	960,525
Expense reductions	(146,793)	813,732
Net investment income (loss)		2,249,723
Realized and Unrealized Gain (Loss) Net realized gain (loss) on sale of underlying fund shares:
Unaffiliated	(2,876,915)
Affiliated	(1,002,860)
Foreign currency transactions	(8,432)
Realized gain distributions from underlying funds:
Unaffiliated	3,175
Affiliated	387,898
Total net realized gain (loss)		(3,497,134)
Change in net unrealized appreciation (depreciation) on: Investment securities	37,513,922
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		37,513,926
Net gain (loss)		34,016,792
Net increase (decrease) in net assets resulting from operations		$ 36,266,515

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,249,723	$ 1,671,345
Net realized gain (loss)	(3,497,134)	(2,417,556)
Change in net unrealized appreciation (depreciation)	37,513,926	(33,594,314)
Net increase (decrease) in net assets resulting from operations	36,266,515	(34,340,525)
Distributions to shareholders from net investment income	(2,224,864)	(1,661,077)
Distributions to shareholders from net realized gain	(1,256,716)	(503,490)
Total distributions	(3,481,580)	(2,164,567)
Share transactions - net increase (decrease)	95,186,754	94,625,036
Total increase (decrease) in net assets	127,971,689	58,119,944

Net Assets
Beginning of period	93,623,075	35,503,131
End of period (including undistributed net investment income of $245 and undistributed net investment income of $23,407, respectively)	$ 221,594,764	$ 93,623,075

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.68	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.15	.06
Net realized and unrealized gain (loss)	1.80	(2.88)	(.34)
Total from investment operations	1.91	(2.73)	(.28)
Distributions from net investment income	(.09)	(.12)	(.05)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.14) J	(.18)	(.13)
Net asset value, end of period	$ 8.45	$ 6.68	$ 9.59
Total Return B, C, D	28.60%	(28.59)%	(2.85)%
Ratios to Average Net Assets F, I
Expenses before reductions	.75%	.75%	.75% A
Expenses net of fee waivers, if any	.65%	.65%	.65% A
Expenses net of all reductions	.65%	.65%	.65% A
Net investment income (loss)	1.48%	1.78%	3.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,556	$ 6,786	$ 1,591
Portfolio turnover rate G	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

G Amount does not include the activity of any underlying funds.

H For the period October 31, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.138 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.68	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.12	.06
Net realized and unrealized gain (loss)	1.78	(2.86)	(.35)
Total from investment operations	1.87	(2.74)	(.29)
Distributions from net investment income	(.07)	(.11)	(.04)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.12) J	(.17)	(.12)
Net asset value, end of period	$ 8.43	$ 6.68	$ 9.59
Total Return B, C, D	28.03%	(28.69)%	(2.89)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.00%	1.00%	1.00% A
Expenses net of fee waivers, if any	.90%	.90%	.90% A
Expenses net of all reductions	.90%	.90%	.90% A
Net investment income (loss)	1.24%	1.53%	3.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,941	$ 4,688	$ 1,358
Portfolio turnover rate G	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

G Amount does not include the activity of any underlying funds.

H For the period October 31, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.120 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.09	.05
Net realized and unrealized gain (loss)	1.78	(2.87)	(.35)
Total from investment operations	1.84	(2.78)	(.30)
Distributions from net investment income	(.04)	(.06)	(.03)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.10) J	(.12)	(.11)
Net asset value, end of period	$ 8.43	$ 6.69	$ 9.59
Total Return B, C, D	27.47%	(29.05)%	(2.98)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50%	1.50%	1.50% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40% A
Expenses net of all reductions	1.40%	1.40%	1.40% A
Net investment income (loss)	.74%	1.03%	2.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,260	$ 1,463	$ 1,231
Portfolio turnover rate G	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

G Amount does not include the activity of any underlying funds.

H For the period October 31, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.095 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.66	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.08	.05
Net realized and unrealized gain (loss)	1.76	(2.86)	(.35)
Total from investment operations	1.82	(2.78)	(.30)
Distributions from net investment income	(.05)	(.09)	(.03)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.10) J	(.15)	(.11)
Net asset value, end of period	$ 8.38	$ 6.66	$ 9.59
Total Return B, C, D	27.41%	(29.05)%	(2.96)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50%	1.50%	1.50% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40% A
Expenses net of all reductions	1.40%	1.40%	1.40% A
Net investment income (loss)	.74%	1.03%	2.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,063	$ 6,365	$ 1,425
Portfolio turnover rate G	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

G Amount does not include the activity of any underlying funds.

H For the period October 31, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.103 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dynamic Strategies

Years ended December 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.17	.06
Net realized and unrealized gain (loss)	1.79	(2.88)	(.34)
Total from investment operations	1.92	(2.71)	(.28)
Distributions from net investment income	(.10)	(.13)	(.05)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.15) I	(.19)	(.13)
Net asset value, end of period	$ 8.46	$ 6.69	$ 9.59
Total Return B, C	28.72%	(28.35)%	(2.81)%
Ratios to Average Net Assets E, H
Expenses before reductions	.50%	.50%	.50% A
Expenses net of fee waivers, if any	.40%	.40%	.40% A
Expenses net of all reductions	.40%	.40%	.40% A
Net investment income (loss)	1.73%	2.03%	3.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,320	$ 70,674	$ 28,567
Portfolio turnover rate F	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

F Amount does not include the activity of any underlying funds.

G For the period October 31, 2007 (commencement of operations) to December 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.149 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.17	.07
Net realized and unrealized gain (loss)	1.79	(2.88)	(.35)
Total from investment operations	1.92	(2.71)	(.28)
Distributions from net investment income	(.10)	(.13)	(.05)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.15) I	(.19)	(.13)
Net asset value, end of period	$ 8.46	$ 6.69	$ 9.59
Total Return B, C	28.72%	(28.35)%	(2.81)%
Ratios to Average Net Assets E, H
Expenses before reductions	.50%	.50%	.50% A
Expenses net of fee waivers, if any	.40%	.40%	.40% A
Expenses net of all reductions	.40%	.40%	.40% A
Net investment income (loss)	1.73%	2.03%	3.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,454	$ 3,648	$ 1,331
Portfolio turnover rate F	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

F Amount does not include the activity of any underlying funds.

G For the period October 31, 2007 (commencement of operations) to December 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.149 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

Fidelity Dynamic Strategies Fund (the Fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in a combination of affiliated mutual funds and exchange-traded funds (ETFs) ("the Underlying Funds"). The Fund offers Class A, Class T, Class B, Class C, Dynamic Strategies and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. Events or transactions occurring after period end through the date that the financial statements were issued, February 22, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in affiliated Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. ETFs and Exchange Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital gain distributions from the affiliated Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the expenses of the Underlying Funds and ETFs through the impact of these expenses on each Underlying Fund's NAV and the value of each ETF. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,394,329
Gross unrealized depreciation	(14,839,398)
Net unrealized appreciation (depreciation)	$ 1,554,931

Tax Cost	$ 219,878,581

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 384,967
Capital loss carryforward	$ (5,578,264)
Net unrealized appreciation (depreciation)	$ 1,554,931

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 3,481,580	$ 2,106,873
Long-term Capital Gains	-	57,694
Total	$ 3,481,580	$ 2,164,567

3. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the affiliated Underlying Fund shares), other than short-term securities, aggregated $168,588,886 and $74,623,120, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to FMRC. The management fee is computed at an annual rate of .50% of the Fund's average net assets. FMRC, either itself or through an affiliated company, pays all other expenses of the Fund, excluding the distribution and service fees, and with certain exceptions such as interest expense and independent Trustees compensation. The management fee is reduced by an amount equal to the fees and expenses paid by the fund to the independent Trustees.

FMRC has contractually agreed to waive .10% of its management fee, thereby limiting the Fund's management fee to an annual rate of .40% of the Fund's average net assets, until February 28, 2011.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 40,225	$ 4,893
Class T	.25%	.25%	65,070	250
Class B	.75%	.25%	20,796	16,544
Class C	.75%	.25%	115,349	65,703
			$ 241,440	$ 87,390

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 33,633
Class T	14,779
Class B*	5,471
Class C*	5,297
$ 59,180

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,187 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $582 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMRC has contractually agreed to waive .10% of its management fee, thereby limiting the Fund's management fee to an annual rate of .40% of the Fund's average net assets, until February 28, 2011. During the period, this management fee waiver reduced the Fund's management fee by $146,360.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $421 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee by $12.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Class A	$ 318,849	$ 111,175
Class T	151,774	71,625
Class B	16,030	13,176
Class C	123,507	75,755
Dynamic Strategies	1,532,132	1,323,154
Institutional Class	82,572	66,192
Total	$ 2,224,864	$ 1,661,077
From net realized gain
Class A	$ 171,948	$ 28,006
Class T	110,455	21,925
Class B	18,694	9,551
Class C	116,712	23,042
Dynamic Strategies	796,652	401,772
Institutional Class	42,255	19,194
Total	$ 1,256,716	$ 503,490

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Class A
Shares sold	3,223,050	1,160,004	$ 24,881,155	$ 9,837,554
Reinvestment of distributions	46,864	20,263	395,011	134,332
Shares redeemed	(430,502)	(331,059)	(3,085,024)	(2,473,413)
Net increase (decrease)	2,839,412	849,208	$ 22,191,142	$ 7,498,473
Class T
Shares sold	2,102,892	642,908	$ 14,845,291	$ 5,393,832
Reinvestment of distributions	27,168	13,180	226,926	87,857
Shares redeemed	(586,056)	(95,645)	(4,289,738)	(699,570)
Net increase (decrease)	1,544,004	560,443	$ 10,782,479	$ 4,782,119
Class B
Shares sold	344,852	106,371	$ 2,619,955	$ 890,514
Reinvestment of distributions	4,099	3,218	34,082	22,470
Shares redeemed	(180,878)	(19,250)	(1,342,614)	(136,733)
Net increase (decrease)	168,073	90,339	$ 1,311,423	$ 776,251

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Class C
Shares sold	1,966,054	933,565	$ 14,977,601	$ 7,341,737
Reinvestment of distributions	27,897	14,035	232,261	92,913
Shares redeemed	(437,347)	(140,403)	(3,062,241)	(1,004,126)
Net increase (decrease)	1,556,604	807,197	$ 12,147,621	$ 6,430,524
Dynamic Strategies
Shares sold	11,410,299	12,807,772	$ 86,754,373	$ 113,918,703
Reinvestment of distributions	257,830	226,192	2,164,709	1,521,781
Shares redeemed	(5,888,745)	(5,448,715)	(43,230,307)	(44,147,027)
Net increase (decrease)	5,779,384	7,585,249	$ 45,688,775	$ 71,293,457
Institutional Class
Shares sold	625,394	636,795	$ 4,979,050	$ 5,439,598
Reinvestment of distributions	11,500	10,488	96,666	70,413
Shares redeemed	(301,514)	(240,864)	(2,010,402)	(1,665,799)
Net increase (decrease)	335,380	406,419	$ 3,065,314	$ 3,844,212

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategy may represent a significant portion of the Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 14% of the total outstanding shares of Fidelity Advisor 130/30 Large Cap Fund.

In addition, at the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and Shareholders of Fidelity Dynamic Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Dynamic Strategies Fund (the Fund), a fund of Fidelity Fixed-Income Trust, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 31, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Dynamic Strategies Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from October 31, 2007 (commencement of operations) to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2010

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. FMRC has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for James C. Curvey, each of the Trustees oversees 188 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Abigail P. Johnson (48)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Personal and Workplace Investing (2005-present). Ms. Johnson is a Director of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (67)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (62)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present) and AGL Resources, Inc. (holding company). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson and Ms. Abigail P. Johnson are not related.

Michael E. Kenneally (55)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (69)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (63)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (70)

Year of Election or Appointment: 2005

Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (2004-2009).

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John R. Hebble (51)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments.

Boyce I. Greer (53)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of the Asset Allocation Division (2008-present), President and a Director of Strategic Advisers, Inc. (2008-present), President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Derek L. Young (45)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds. Mr. Young also serves as Chief Investment Officers of the Global Asset Allocation Group (2009-present). Previously, Mr. Young served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (42)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Kenneth B. Robins (40)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Dynamic Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	2/16/2010	2/12/2010	$.005	$.015
Class T	2/16/2010	2/12/2010	$.005	$.015
Class B	2/16/2010	2/12/2010	$.005	$.015
Class C	2/16/2010	2/12/2010	$.005	$.015

Class A designates 23%, Class T designates 27%, Class B designates 35% and Class C designates 32% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 32%, Class T designates 38%, Class B designates 48% and Class C designates 44% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 15, 2009. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	29,535,490,304.51	95.434
Withheld	1,412,983,688.53	4.566
TOTAL	30,948,473,993.04	100.000
Albert R. Gamper, Jr.
Affirmative	29,631,645,146.15	95.745
Withheld	1,316,828,846.89	4.255
TOTAL	30,948,473,993.04	100.000
Abigail P. Johnson
Affirmative	29,481,082,358.76	95.259
Withheld	1,467,391,634.28	4.741
TOTAL	30,948,473,993.04	100.000
Arthur E. Johnson
Affirmative	29,601,580,051.86	95.648
Withheld	1,346,893,941.18	4.352
TOTAL	30,948,473,993.04	100.000
Michael E. Kenneally
Affirmative	29,688,902,929.52	95.930
Withheld	1,259,571,063.52	4.070
TOTAL	30,948,473,993.04	100.000
James H. Keyes
Affirmative	29,647,356,020.99	95.796
Withheld	1,301,117,972.05	4.204
TOTAL	30,948,473,993.04	100.000
Marie L. Knowles
Affirmative	29,665,215,088.51	95.854
Withheld	1,283,258,904.53	4.146
TOTAL	30,948,473,993.04	100.000
Kenneth L. Wolfe
Affirmative	29,580,330,647.68	95.579
Withheld	1,368,143,345.36	4.421
TOTAL	30,948,473,993.04	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	22,342,326,668.95	72.192
Against	5,700,226,054.43	18.418
Abstain	2,112,037,717.17	6.825
Broker Non-Votes	793,883,552.49	2.565
TOTAL	30,948,473,993.04	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dynamic Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established three standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its September 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR Co., Inc. (FMRC), and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to the recent financial crisis, Fidelity took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board specifically noted Fidelity's response to the 2008 credit market crisis. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a proprietary custom index. The Board noted that FMRC does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the total returns of Fidelity Dynamic Strategies (retail class) and Class C of the fund and the total return of a proprietary custom index ("benchmark"). The returns of Fidelity Dynamic Strategies (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The fund's proprietary custom index is an index developed by FMRC that represents the performance of the fund's three general investment categories according to their respective weightings in the fund's neutral mix.

Fidelity Dynamic Strategies Fund

The Board stated that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance during 2009. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented recent market events, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMRC for non-management expenses (including pricing and bookkeeping fees and custody fees) from the fund's all-inclusive fee. In this regard, the Board realizes that net management fees can vary from year to year because of differences in non-management expenses.

Annual Report

Fidelity Dynamic Strategies Fund

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Furthermore, the Board considered that FMRC has contractually agreed to waive the fund's management fee by 10 basis points through February 28, 2010.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of the fund, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other expenses, such as pricing and bookkeeping fees, and custodial, legal, and audit fees paid by FMRC under the all-inclusive arrangement. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2008. The Board considered that, unlike other funds in its Total Mapped Group that invest primarily in affiliated funds, the fund has the capability to also invest in unaffiliated exchange-traded funds and individual securities. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review, the Board also considered Fidelity fee structures and other information on clients that FMRC and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMRC or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability, and the extent to which current market conditions have affected retention and recruitment; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (viii) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

FMR Co., Inc.

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research

(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research

(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

ADYS-UANN-0210
1.852689.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Dynamic StrategiesSM
Fund - Institutional Class

Annual Report

December 31, 2009

Institutional Class is a class
of Fidelity Dynamic
Strategies® Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Abigail_P_Johnson)

Dear Shareholder:

During the past year, investors saw a turnaround in the global capital markets, as riskier assets - namely stocks and higher-yielding bonds - staged a comeback after a very difficult 2008 and early 2009. Credit conditions improved and economic growth resumed, setting the stage for a broad-based rebound in asset prices. But risks to a sustained recovery remained, including high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Abigail P. Johnson

Abigail P. Johnson

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Life of fund A
Institutional Class	28.72%	-4.93%

A From October 31, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Strategies Fund - Institutional Class on October 31, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. financial markets experienced one of their most abrupt turnarounds ever in 2009. Equities sustained significant declines in the first quarter, as fallout from the global financial crisis continued. Companies initially hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement in March after both sharp cost-cutting and unprecedented government intervention began to take hold. From March 9 through the end of the year, a roughly 65% rise in the Standard & Poor's 500SM Index wiped out the period's earlier losses and netted a gain of 26.46% by December 31, 2009 - the best calendar-year advance for the index since 2003. The Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 28.57%, while the Dow Jones Industrial AverageSM rose 22.68% for the period. The return-to-risk theme also was present in fixed-income markets, with higher-yielding bonds posting the strongest results. The BofA Merrill Lynch US High Yield Constrained IndexSM was up 58.10% for the year. The broad investment-grade bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 5.93%, restrained by weakness in government securities.

Comments from Andrew Dierdorf and Jurrien Timmer, Co-Portfolio Managers of Fidelity Advisor Dynamic StrategiesSM Fund: During the year ending December 31, 2009, the fund's Institutional Class shares rose 28.72%, solidly outpacing the S&P 500® - the fund's primary benchmark - and the 15.73% increase in the Fidelity Dynamic Strategies Composite Index. This latter index represents a blend of the fund's neutral asset allocation mix of 50% equities, 40% bonds and 10% short-term assets, including cash and alternative investments. We believe this supplemental benchmark provides a better "apples-to-apples" comparison than the S&P 500. That said, we're pleased to have outperformed the all-equity S&P® index as well, despite the portfolio's significant fixed-income component. Most of our outperformance relative to the Composite index came from being significantly overweighted in risk-oriented assets. Higher-yield debt, stocks and an out-of-benchmark gold weighting were particularly helpful. The fund also benefited from some fortunate timing, as we began to shift to a more aggressive posture in early March, when the market was at its bottom. Very little detracted, although natural gas- and, to a lesser extent, oil-related investments had their challenges at various times.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying affiliated mutual funds and exchange-traded funds (ETFs)("the Underlying Funds"), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying affiliated mutual funds and exchange-traded funds (ETFs)("the Underlying Funds"), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Class A	.65%
Actual		$ 1,000.00	$ 1,163.80	$ 3.55
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31
Class T	.90%
Actual		$ 1,000.00	$ 1,161.80	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Class B	1.40%
Actual		$ 1,000.00	$ 1,158.40	$ 7.62
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class C	1.40%
Actual		$ 1,000.00	$ 1,157.40	$ 7.61
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Dynamic Strategies	.40%
Actual		$ 1,000.00	$ 1,163.50	$ 2.18
HypotheticalA		$ 1,000.00	$ 1,023.19	$ 2.04
Institutional Class	.40%
Actual		$ 1,000.00	$ 1,163.50	$ 2.18
HypotheticalA		$ 1,000.00	$ 1,023.19	$ 2.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Portfolio Composition as of December 31, 2009**
% of fund's investments	% of fund's investments 6 months ago
Domestic Equity 17.8%	Domestic Equity 16.9%
Emerging Markets Equity 2.6%	Emerging Markets Equity 5.9%
High Yield Fixed-Income 6.0%	High Yield Fixed-Income 7.2%
International Equity 5.8%	International Equity 1.4%
Investment Grade Fixed-Income 21.0%	Investment Grade Fixed-Income 19.5%
Other 12.1%	Other 9.8%
Short-Term 3.6%	Short-Term 10.0%
Sectors* 31.1%	Sectors* 29.3%

Portfolio Composition reflects segment diversification of the Fund's investments as of the reporting date indicated above. See next page for a complete list of the Fund's investments.

* Includes equity sectors such as Communications, Financial, Health, Natural Resources, Real Estate, Technology and Utilities. Prior period classifications reflect categories in place as of the date indicated and have not been adjusted to reflect current classifications.

Asset Allocation (% of fund's investments) **
As of December 31, 2009	As of June 30, 2009
Equities 56.3%	Equities 53.5%
Bonds 27.0%	Bonds 26.7%
Short-Term and Other 16.7%	Short-Term and Other 19.8%

Asset Allocation is based on the Fund's investments as of the reporting date indicated above.

** Equities include ETFs, mutual funds and direct holdings in equity securities. Bonds include ETFs, mutual funds and fixed income securities maturing in more than one year. Short-Term includes cash and cash equivalents and Other includes investments that do not fall into the Equity or Bond categories.

Annual Report

Investments December 31, 2009

Showing Percentage of Total Value of Investment in Securities

Investments reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.
Equity Funds - 56.3%
	Shares	Value
Diversified Emerging Markets Funds - 4.5%
Fidelity Emerging Markets Fund (b)	56,958	$ 1,287,831
iShares MSCI Emerging Markets Index ETF	169,800	7,046,700
Market Vectors Africa Index ETF	13,600	386,240
Market Vectors Gulf States ETF	13,800	267,996
PowerShares MENA Frontier Countries Portfolio ETF	23,800	306,544
SPDR S&P Emerging Middle East & Africa ETF	10,400	648,846
TOTAL DIVERSIFIED EMERGING MARKETS FUNDS		9,944,157
Europe Stock Funds - 0.2%
Market Vectors Russia ETF	15,900	495,762
Foreign Large Blend Funds - 0.8%
Fidelity Canada Fund (b)	15,192	736,531
iShares MSCI EAFE Index ETF	17,600	973,280
TOTAL FOREIGN LARGE BLEND FUNDS		1,709,811
Foreign Small Mid Growth Funds - 0.3%
Fidelity International Small Cap Opportunities Fund (b)	67,883	582,440
Large Blend Funds - 17.5%
Fidelity Advisor 130/30 Large Cap Institutional Class (b)	637,934	4,197,609
Fidelity Disciplined Equity Fund (b)	315,556	6,629,841
Fidelity Mega Cap Stock Fund (b)	817,116	7,190,617
S&P Depositary Receipts Trust unit Series 1 ETF	185,400	20,660,976
TOTAL LARGE BLEND FUNDS		38,679,043
Latin America Stock Funds - 0.9%
Fidelity Latin America Fund (b)	14,886	771,834
iShares MSCI Brazil Index ETF	16,700	1,245,987
TOTAL LATIN AMERICA STOCK FUNDS		2,017,821
Mid-Cap Blend Funds - 0.3%
Fidelity Leveraged Company Stock Fund (b)	33,667	771,641
Pacific Asia ex-Japan Stock Funds - 1.7%
Fidelity China Region Fund (b)	28,657	799,248
iPath MSCI India Index ETN (a)	6,710	429,843
Equity Funds - continued
	Shares	Value
Pacific Asia ex-Japan Stock Funds - continued
iShares MSCI Australia Index ETF	40,650	$ 928,446
SPDR S&P China ETF	23,500	1,688,475
TOTAL PACIFIC ASIA EX-JAPAN STOCK FUNDS		3,846,012
Sector Funds - Communications - 0.6%
Fidelity Select Telecommunications Portfolio (b)	30,733	1,230,249
Sector Funds - Consumer Discretionary - 1.4%
Fidelity Select Consumer Discretionary Portfolio (b)	170,303	3,199,994
Sector Funds - Consumer Staples - 1.8%
Fidelity Select Consumer Staples Portfolio (b)	67,067	4,076,982
Sector Funds - Energy - 4.4%
Fidelity Select Energy Portfolio (b)	101,308	4,472,762
Fidelity Select Energy Services Portfolio (b)	16,049	933,116
Fidelity Select Natural Gas Portfolio (a)(b)	32,883	1,036,797
First Trust ISE-Revere Natural Gas Index Fund ETF	46,300	814,417
PowerShares Global Clean Energy ETF	48,500	808,010
PowerShares WilderHill Clean Energy ETF (a)	47,500	522,500
SPDR Oil & Gas Equipment & Services ETF	41,700	1,187,616
TOTAL SECTOR FUNDS - ENERGY		9,775,218
Sector Funds - Financial - 3.6%
Fidelity Select Financial Services Portfolio (b)	77,709	4,508,666
SPDR Financial Select Sector ETF	236,600	3,404,674
TOTAL SECTOR FUNDS - FINANCIAL		7,913,340
Sector Funds - Health - 2.8%
Fidelity Select Biotechnology Portfolio (a)(b)	7,199	471,435
Fidelity Select Health Care Portfolio (b)	45,323	4,835,530
SPDR S&P Biotech ETF	16,621	891,550
TOTAL SECTOR FUNDS - HEALTH		6,198,515
Sector Funds - Industrials - 2.2%
Fidelity Select Industrials Portfolio (b)	209,425	3,796,880
Market Vectors Environmental Services ETF	8,200	349,894
PowerShares Water Resources Portfolio ETF	38,600	650,796
TOTAL SECTOR FUNDS - INDUSTRIALS		4,797,570
Equity Funds - continued
	Shares	Value
Sector Funds - Natural Resources - 3.5%
Alerian MLP Index ETN	148,600	$ 4,246,988
Fidelity Select Materials Portfolio (b)	24,229	1,307,872
Market Vectors Agribusiness ETF	18,500	810,115
Market Vectors Global Alternative Energy ETF	28,200	705,000
PowerShares Global Water ETF	38,700	702,792
TOTAL SECTOR FUNDS - NATURAL RESOURCES		7,772,767
Sector Funds - Real Estate - 2.0%
DJ Wilshire REIT ETF	46,600	2,293,186
Fidelity International Real Estate Fund (b)	37,703	331,788
Fidelity Real Estate Income Fund (b)	153,376	1,412,597
Fidelity Real Estate Investment Portfolio (b)	22,122	445,982
TOTAL SECTOR FUNDS - REAL ESTATE		4,483,553
Sector Funds - Technology - 6.6%
Fidelity Select Technology Portfolio (b)	94,880	7,160,593
iShares Dow Jones U.S. Technology Sector Index ETF	131,100	7,543,494
TOTAL SECTOR FUNDS - TECHNOLOGY		14,704,087
Sector Funds - Utilities - 1.2%
Fidelity Select Utilities Portfolio (b)	34,673	1,550,588
iShares S&P Global Utilities Sector Index ETF	8,300	398,317
SPDR FTSE Macquarie Global Infrastructure 100 ETF	15,000	637,800
TOTAL SECTOR FUNDS - UTILITIES		2,586,705
TOTAL EQUITY FUNDS (Cost $123,160,731)		124,785,667
Fixed-Income Funds - 27.0%

Bank Loan Funds - 1.4%
Fidelity Floating Rate High Income Fund (b)	335,692	3,158,857
Conservative Allocation Funds - 3.1%
Fidelity Strategic Real Return Fund (b)	809,024	6,884,793
High Yield Bond Funds - 2.6%
Fidelity High Income Fund (b)	675,469	5,714,467
High Yield Fixed-Income Funds - 2.0%
Fidelity New Markets Income Fund (b)	297,925	4,477,818
Fixed-Income Funds - continued
	Shares	Value
Inflation-Protected Bond Funds - 5.3%
Fidelity Inflation Protected Bond Fund (b)	1,041,184	$ 11,671,673
Intermediate-Term Bond Funds - 12.6%
Fidelity Investment Grade Bond Fund (b)	3,962,067	27,892,950
TOTAL FIXED-INCOME FUNDS (Cost $58,408,992)		59,800,558
Other - 13.1%

Alternative Strategies - 2.5%
Horizons BetaPro COMEX Gold Bullion Bull Plus ETF (a)	119,700	2,531,513
Horizons BetaPro COMEX Gold ETF (a)	60,000	661,305
Horizons BetaPro COMEX Silver ETF (a)	60,000	677,295
Horizons BetaPro NYMEX Natural Gas Bull Plus ETF (a)	28,000	311,540
Horizons BetaPro S&P Agribusiness North America Bull Plus ETF (a)	13,700	256,097
Horizons BetaPro Winter-Term NYMEX Crude Oil ETF (a)	60,000	623,614
Horizons BetaPro Winter-Term NYMEX Natural Gas ETF (a)	60,000	475,134
TOTAL ALTERNATIVE STRATEGIES		5,536,498
Bear Market Funds - 0.5%
ProShares UltraShort 20+ Year Treasury ETF (a)	20,500	1,025,000
Commodity Funds - Broad Basket - 2.5%
Fidelity Commodity Strategy Fund (b)	504,032	5,156,250
Fidelity Global Commodity Stock Fund (b)	31,000	456,015
TOTAL COMMODITY FUNDS - BROAD BASKET		5,612,265
Commodity Funds - Energy - 2.3%
ProShares Ultra DJ-AIG Crude Oil ETF (a)	38,400	486,912
United States 12 Month Oil Fund LP ETF (a)	9,999	404,560
United States Natural Gas Fund LP ETF (a)	144,600	1,457,568
United States Oil Fund LP ETF (a)	67,400	2,647,472
TOTAL COMMODITY FUNDS - ENERGY		4,996,512
Commodity Funds - Precious Metals - 1.7%
ProShares Ultra Gold ETF (a)	86,900	3,882,692
Currency Funds - 1.9%
CurrencyShares Australian Dollar Trust ETF	7,418	668,139
CurrencyShares Canadian Dollar Trust ETF	6,598	625,820
Other - continued
	Shares	Value
Currency Funds - continued
WisdomTree Dreyfus Brazilian Real ETF	41,300	$ 1,095,689
WisdomTree Dreyfus Chinese Yuan ETF	25,000	630,238
WisdomTree Dreyfus Emerging Currency ETF	29,600	651,200
WisdomTree Dreyfus Indian Rupee ETF	22,400	563,808
TOTAL CURRENCY FUNDS		4,234,894
Precious Metals Equity Funds - 1.0%
Fidelity Select Gold Portfolio (b)	27,935	1,196,451
Market Vectors Gold Miners ETF	19,924	920,688
TOTAL PRECIOUS METALS EQUITY FUNDS		2,117,139
World Bond Funds - 0.7%
SPDR DB International Government Inflation-Protected Bond ETF	28,100	1,569,666
TOTAL OTHER (Cost $29,030,748)		28,974,666
Cash Equivalents - 1.1%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.01%, dated 12/31/09 due 1/4/10 (Collateralized by U.S. Government Obligations) # (Cost $2,361,000)	$ 2,361,000	2,361,000
Short-Term Funds - 2.5%
	Shares
Fidelity Institutional Money Market Portfolio Institutional Class (b) (Cost $5,511,621)	5,511,621	5,511,621
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $218,473,092)		$ 221,433,512
Legend
(a) Non-income producing
(b) Affiliated company
Security Type Abbreviations
ETF - Exchange-Traded Funds
ETN - Exchange-Traded Note
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$2,361,000 due 1/04/10 at 0.01%
BNP Paribas Securities Corp.	$ 203,695
Mizuho Securities USA, Inc.	2,157,305
$ 2,361,000
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor 130/30 Large Cap Institutional Class	$ 1,741,364	$ 2,504,454	$ 248,844	$ 49,617	$ 4,197,609
Fidelity Blue Chip Growth Fund	280,473	-	299,553	-	-
Fidelity Canada Fund	282,290	357,207	43,772	6,882	736,531
Fidelity China Region Fund	285,063	326,106	39,792	5,819	799,248
Fidelity Commodity Strategy Fund	-	5,000,000	-	-	5,156,250
Fidelity Disciplined Equity Fund	2,691,176	3,434,588	373,520	67,512	6,629,841
Fidelity Emerging Markets Fund	404,475	544,655	66,322	6,405	1,287,831
Fidelity Europe Fund	96,641	-	89,339	-	-
Fidelity Floating Rate High Income Fund	1,567,255	1,379,784	200,549	66,006	3,158,857
Fidelity Global Commodity Stock Fund	-	383,016	18,551	359	456,015
Fidelity High Income Fund	1,429,631	3,309,266	258,147	303,577	5,714,467
Fidelity Inflation Protected Bond Fund	9,036,387	5,710,883	3,525,488	68,471	11,671,673
Fidelity Institutional Money Market Portfolio Institutional Class	$ 3,199,538	$ 40,866,181	$ 38,554,098	$ 44,407	$ 5,511,621
Fidelity International Real Estate Fund	39,655	267,008	15,100	2,801	331,788
Fidelity International Small Cap Opportunities Fund	208,438	277,040	33,161	5,789	582,440
Fidelity Investment Grade Bond Fund	11,229,491	16,735,839	1,833,437	813,339	27,892,950
Fidelity Japan Fund	25,674	-	24,335	-	-
Fidelity Latin America Fund	218,943	333,971	39,793	9,917	771,834
Fidelity Leveraged Company Stock Fund	262,646	343,669	42,241	3,308	771,641
Fidelity Mega Cap Stock Fund	3,251,511	3,318,682	545,517	87,251	7,190,617
Fidelity New Markets Income Fund	2,268,805	1,654,579	281,033	242,926	4,477,818
Fidelity Real Estate Income Fund	129,359	1,238,413	27,090	31,655	1,412,597
Fidelity Real Estate Investment Portfolio	106,359	266,132	24,087	6,346	445,982
Fidelity Select Biotechnology Portfolio	240,380	228,754	33,165	-	471,435
Fidelity Select Consumer Discretionary Portfolio	1,246,071	1,451,746	165,248	9,302	3,199,994
Fidelity Select Consumer Staples Portfolio	1,882,486	1,917,134	243,256	55,355	4,076,982
Fidelity Select Defense & Aerospace Portfolio	107,702	552	105,692	552	-
Fidelity Select Energy Portfolio	$ 1,793,955	$ 1,816,796	$ 239,751	$ 8,992	$ 4,472,762
Fidelity Select Energy Services Portfolio	248,856	531,372	66,321	577	933,116
Fidelity Select Financial Services Portfolio	2,012,629	2,285,058	334,235	39,770	4,508,666
Fidelity Select Gold Portfolio	490,396	551,399	66,325	-	1,196,451
Fidelity Select Health Care Portfolio	1,935,494	2,245,881	261,508	7,778	4,835,530
Fidelity Select Industrials Portfolio	1,597,226	1,560,099	203,910	20,391	3,796,880
Fidelity Select Materials Portfolio	412,799	534,696	60,421	8,959	1,307,872
Fidelity Select Natural Gas Portfolio	331,965	530,796	66,322	-	1,036,797
Fidelity Select Software & Computer Services Portfolio	54,948	-	60,037	-	-
Fidelity Select Technology Portfolio	2,085,141	2,779,770	320,172	-	7,160,593
Fidelity Select Telecommunica-tions Portfolio	447,929	554,752	71,837	9,369	1,230,249
Fidelity Select Utilities Portfolio	1,000,691	579,554	168,554	40,993	1,550,588
Fidelity Strategic Real Return Fund	2,213,747	4,265,615	297,244	102,629	6,884,793
Total	$ 56,857,589	$ 110,085,447	$ 49,347,767	$ 2,127,054	$ 135,860,318
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy with the exception of Repurchase Agreements which are categorized as Level 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $5,578,264 of which $908,178 and $4,670,086 will expire on December 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including repurchase agreements of $2,361,000) - See accompanying schedule: Unaffiliated Underlying Funds (cost $80,194,503)	$ 83,212,194
Affiliated Underlying Funds (cost $135,917,589)	135,860,318
Unaffiliated issuers (cost $2,361,000)	2,361,000
Total Investments (cost $218,473,092)		$ 221,433,512
Cash		387,719
Receivable for investments sold		2,277
Receivable for fund shares sold		1,131,049
Dividends receivable		392,886
Other receivables		64
Total assets		223,347,507

Liabilities
Payable for investments purchased	$ 1,171,828
Payable for fund shares redeemed	474,664
Accrued management fee	72,189
Distribution fees payable	34,062
Total liabilities		1,752,743

Net Assets		$ 221,594,764
Net Assets consist of:
Paid in capital		$ 226,100,566
Undistributed net investment income		245
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,466,467)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,960,420
Net Assets		$ 221,594,764

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($32,555,848 ÷ 3,854,482 shares)	$ 8.45

Maximum offering price per share (100/94.25 of $8.45)	$ 8.97
Class T: Net Asset Value and redemption price per share ($18,941,430 ÷ 2,246,096 shares)	$ 8.43

Maximum offering price per share (100/96.50 of $8.43)	$ 8.74
Class B: Net Asset Value and offering price per share ($3,260,233 ÷ 386,683 shares)A	$ 8.43

Class C: Net Asset Value and offering price per share ($21,063,406 ÷ 2,512,411 shares)A	$ 8.38

Dynamic Strategies: Net Asset Value, offering price and redemption price per share ($138,320,107 ÷ 16,343,142 shares)	$ 8.46

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,453,740 ÷ 880,598 shares)	$ 8.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends from underlying funds:
Unaffiliated		$ 932,328
Affiliated		2,127,054
Interest		4,073
Total income		3,063,455

Expenses
Management fee	$ 718,042
Distribution fees	241,440
Independent trustees' compensation	461
Miscellaneous	582
Total expenses before reductions	960,525
Expense reductions	(146,793)	813,732
Net investment income (loss)		2,249,723
Realized and Unrealized Gain (Loss) Net realized gain (loss) on sale of underlying fund shares:
Unaffiliated	(2,876,915)
Affiliated	(1,002,860)
Foreign currency transactions	(8,432)
Realized gain distributions from underlying funds:
Unaffiliated	3,175
Affiliated	387,898
Total net realized gain (loss)		(3,497,134)
Change in net unrealized appreciation (depreciation) on: Investment securities	37,513,922
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		37,513,926
Net gain (loss)		34,016,792
Net increase (decrease) in net assets resulting from operations		$ 36,266,515

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,249,723	$ 1,671,345
Net realized gain (loss)	(3,497,134)	(2,417,556)
Change in net unrealized appreciation (depreciation)	37,513,926	(33,594,314)
Net increase (decrease) in net assets resulting from operations	36,266,515	(34,340,525)
Distributions to shareholders from net investment income	(2,224,864)	(1,661,077)
Distributions to shareholders from net realized gain	(1,256,716)	(503,490)
Total distributions	(3,481,580)	(2,164,567)
Share transactions - net increase (decrease)	95,186,754	94,625,036
Total increase (decrease) in net assets	127,971,689	58,119,944

Net Assets
Beginning of period	93,623,075	35,503,131
End of period (including undistributed net investment income of $245 and undistributed net investment income of $23,407, respectively)	$ 221,594,764	$ 93,623,075

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.68	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.15	.06
Net realized and unrealized gain (loss)	1.80	(2.88)	(.34)
Total from investment operations	1.91	(2.73)	(.28)
Distributions from net investment income	(.09)	(.12)	(.05)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.14) J	(.18)	(.13)
Net asset value, end of period	$ 8.45	$ 6.68	$ 9.59
Total Return B, C, D	28.60%	(28.59)%	(2.85)%
Ratios to Average Net Assets F, I
Expenses before reductions	.75%	.75%	.75% A
Expenses net of fee waivers, if any	.65%	.65%	.65% A
Expenses net of all reductions	.65%	.65%	.65% A
Net investment income (loss)	1.48%	1.78%	3.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,556	$ 6,786	$ 1,591
Portfolio turnover rate G	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

G Amount does not include the activity of any underlying funds.

H For the period October 31, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.138 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.68	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.12	.06
Net realized and unrealized gain (loss)	1.78	(2.86)	(.35)
Total from investment operations	1.87	(2.74)	(.29)
Distributions from net investment income	(.07)	(.11)	(.04)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.12) J	(.17)	(.12)
Net asset value, end of period	$ 8.43	$ 6.68	$ 9.59
Total Return B, C, D	28.03%	(28.69)%	(2.89)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.00%	1.00%	1.00% A
Expenses net of fee waivers, if any	.90%	.90%	.90% A
Expenses net of all reductions	.90%	.90%	.90% A
Net investment income (loss)	1.24%	1.53%	3.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,941	$ 4,688	$ 1,358
Portfolio turnover rate G	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

G Amount does not include the activity of any underlying funds.

H For the period October 31, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.120 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.09	.05
Net realized and unrealized gain (loss)	1.78	(2.87)	(.35)
Total from investment operations	1.84	(2.78)	(.30)
Distributions from net investment income	(.04)	(.06)	(.03)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.10) J	(.12)	(.11)
Net asset value, end of period	$ 8.43	$ 6.69	$ 9.59
Total Return B, C, D	27.47%	(29.05)%	(2.98)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50%	1.50%	1.50% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40% A
Expenses net of all reductions	1.40%	1.40%	1.40% A
Net investment income (loss)	.74%	1.03%	2.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,260	$ 1,463	$ 1,231
Portfolio turnover rate G	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

G Amount does not include the activity of any underlying funds.

H For the period October 31, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.095 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.66	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.08	.05
Net realized and unrealized gain (loss)	1.76	(2.86)	(.35)
Total from investment operations	1.82	(2.78)	(.30)
Distributions from net investment income	(.05)	(.09)	(.03)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.10) J	(.15)	(.11)
Net asset value, end of period	$ 8.38	$ 6.66	$ 9.59
Total Return B, C, D	27.41%	(29.05)%	(2.96)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50%	1.50%	1.50% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.40% A
Expenses net of all reductions	1.40%	1.40%	1.40% A
Net investment income (loss)	.74%	1.03%	2.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,063	$ 6,365	$ 1,425
Portfolio turnover rate G	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

G Amount does not include the activity of any underlying funds.

H For the period October 31, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.103 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dynamic Strategies

Years ended December 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.17	.06
Net realized and unrealized gain (loss)	1.79	(2.88)	(.34)
Total from investment operations	1.92	(2.71)	(.28)
Distributions from net investment income	(.10)	(.13)	(.05)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.15) I	(.19)	(.13)
Net asset value, end of period	$ 8.46	$ 6.69	$ 9.59
Total Return B, C	28.72%	(28.35)%	(2.81)%
Ratios to Average Net Assets E, H
Expenses before reductions	.50%	.50%	.50% A
Expenses net of fee waivers, if any	.40%	.40%	.40% A
Expenses net of all reductions	.40%	.40%	.40% A
Net investment income (loss)	1.73%	2.03%	3.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,320	$ 70,674	$ 28,567
Portfolio turnover rate F	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

F Amount does not include the activity of any underlying funds.

G For the period October 31, 2007 (commencement of operations) to December 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.149 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.17	.07
Net realized and unrealized gain (loss)	1.79	(2.88)	(.35)
Total from investment operations	1.92	(2.71)	(.28)
Distributions from net investment income	(.10)	(.13)	(.05)
Distributions from net realized gain	(.05)	(.06)	(.08)
Total distributions	(.15) I	(.19)	(.13)
Net asset value, end of period	$ 8.46	$ 6.69	$ 9.59
Total Return B, C	28.72%	(28.35)%	(2.81)%
Ratios to Average Net Assets E, H
Expenses before reductions	.50%	.50%	.50% A
Expenses net of fee waivers, if any	.40%	.40%	.40% A
Expenses net of all reductions	.40%	.40%	.40% A
Net investment income (loss)	1.73%	2.03%	3.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,454	$ 3,648	$ 1,331
Portfolio turnover rate F	53%	71%	15%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying funds.

F Amount does not include the activity of any underlying funds.

G For the period October 31, 2007 (commencement of operations) to December 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.149 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.053 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

Fidelity Dynamic Strategies Fund (the Fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in a combination of affiliated mutual funds and exchange-traded funds (ETFs) ("the Underlying Funds"). The Fund offers Class A, Class T, Class B, Class C, Dynamic Strategies and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. Events or transactions occurring after period end through the date that the financial statements were issued, February 22, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in affiliated Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. ETFs and Exchange Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital gain distributions from the affiliated Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the expenses of the Underlying Funds and ETFs through the impact of these expenses on each Underlying Fund's NAV and the value of each ETF. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,394,329
Gross unrealized depreciation	(14,839,398)
Net unrealized appreciation (depreciation)	$ 1,554,931

Tax Cost	$ 219,878,581

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 384,967
Capital loss carryforward	$ (5,578,264)
Net unrealized appreciation (depreciation)	$ 1,554,931

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 3,481,580	$ 2,106,873
Long-term Capital Gains	-	57,694
Total	$ 3,481,580	$ 2,164,567

3. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the affiliated Underlying Fund shares), other than short-term securities, aggregated $168,588,886 and $74,623,120, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to FMRC. The management fee is computed at an annual rate of .50% of the Fund's average net assets. FMRC, either itself or through an affiliated company, pays all other expenses of the Fund, excluding the distribution and service fees, and with certain exceptions such as interest expense and independent Trustees compensation. The management fee is reduced by an amount equal to the fees and expenses paid by the fund to the independent Trustees.

FMRC has contractually agreed to waive .10% of its management fee, thereby limiting the Fund's management fee to an annual rate of .40% of the Fund's average net assets, until February 28, 2011.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 40,225	$ 4,893
Class T	.25%	.25%	65,070	250
Class B	.75%	.25%	20,796	16,544
Class C	.75%	.25%	115,349	65,703
			$ 241,440	$ 87,390

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 33,633
Class T	14,779
Class B*	5,471
Class C*	5,297
$ 59,180

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,187 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $582 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMRC has contractually agreed to waive .10% of its management fee, thereby limiting the Fund's management fee to an annual rate of .40% of the Fund's average net assets, until February 28, 2011. During the period, this management fee waiver reduced the Fund's management fee by $146,360.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $421 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee by $12.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Class A	$ 318,849	$ 111,175
Class T	151,774	71,625
Class B	16,030	13,176
Class C	123,507	75,755
Dynamic Strategies	1,532,132	1,323,154
Institutional Class	82,572	66,192
Total	$ 2,224,864	$ 1,661,077
From net realized gain
Class A	$ 171,948	$ 28,006
Class T	110,455	21,925
Class B	18,694	9,551
Class C	116,712	23,042
Dynamic Strategies	796,652	401,772
Institutional Class	42,255	19,194
Total	$ 1,256,716	$ 503,490

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Class A
Shares sold	3,223,050	1,160,004	$ 24,881,155	$ 9,837,554
Reinvestment of distributions	46,864	20,263	395,011	134,332
Shares redeemed	(430,502)	(331,059)	(3,085,024)	(2,473,413)
Net increase (decrease)	2,839,412	849,208	$ 22,191,142	$ 7,498,473
Class T
Shares sold	2,102,892	642,908	$ 14,845,291	$ 5,393,832
Reinvestment of distributions	27,168	13,180	226,926	87,857
Shares redeemed	(586,056)	(95,645)	(4,289,738)	(699,570)
Net increase (decrease)	1,544,004	560,443	$ 10,782,479	$ 4,782,119
Class B
Shares sold	344,852	106,371	$ 2,619,955	$ 890,514
Reinvestment of distributions	4,099	3,218	34,082	22,470
Shares redeemed	(180,878)	(19,250)	(1,342,614)	(136,733)
Net increase (decrease)	168,073	90,339	$ 1,311,423	$ 776,251

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Class C
Shares sold	1,966,054	933,565	$ 14,977,601	$ 7,341,737
Reinvestment of distributions	27,897	14,035	232,261	92,913
Shares redeemed	(437,347)	(140,403)	(3,062,241)	(1,004,126)
Net increase (decrease)	1,556,604	807,197	$ 12,147,621	$ 6,430,524
Dynamic Strategies
Shares sold	11,410,299	12,807,772	$ 86,754,373	$ 113,918,703
Reinvestment of distributions	257,830	226,192	2,164,709	1,521,781
Shares redeemed	(5,888,745)	(5,448,715)	(43,230,307)	(44,147,027)
Net increase (decrease)	5,779,384	7,585,249	$ 45,688,775	$ 71,293,457
Institutional Class
Shares sold	625,394	636,795	$ 4,979,050	$ 5,439,598
Reinvestment of distributions	11,500	10,488	96,666	70,413
Shares redeemed	(301,514)	(240,864)	(2,010,402)	(1,665,799)
Net increase (decrease)	335,380	406,419	$ 3,065,314	$ 3,844,212

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategy may represent a significant portion of the Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 14% of the total outstanding shares of Fidelity Advisor 130/30 Large Cap Fund.

In addition, at the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and Shareholders of Fidelity Dynamic Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Dynamic Strategies Fund (the Fund), a fund of Fidelity Fixed-Income Trust, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 31, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Dynamic Strategies Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from October 31, 2007 (commencement of operations) to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2010

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. FMRC has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for James C. Curvey, each of the Trustees oversees 188 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Abigail P. Johnson (48)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Personal and Workplace Investing (2005-present). Ms. Johnson is a Director of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (67)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (62)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present) and AGL Resources, Inc. (holding company). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson and Ms. Abigail P. Johnson are not related.

Michael E. Kenneally (55)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (69)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (63)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (70)

Year of Election or Appointment: 2005

Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (2004-2009).

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John R. Hebble (51)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments.

Boyce I. Greer (53)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of the Asset Allocation Division (2008-present), President and a Director of Strategic Advisers, Inc. (2008-present), President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Derek L. Young (45)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds. Mr. Young also serves as Chief Investment Officers of the Global Asset Allocation Group (2009-present). Previously, Mr. Young served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (42)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Kenneth B. Robins (40)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Dynamic Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	2/16/2010	2/12/2010	$.005	$.015

The Institutional Class designates 21% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 30% of dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 15, 2009. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	29,535,490,304.51	95.434
Withheld	1,412,983,688.53	4.566
TOTAL	30,948,473,993.04	100.000
Albert R. Gamper, Jr.
Affirmative	29,631,645,146.15	95.745
Withheld	1,316,828,846.89	4.255
TOTAL	30,948,473,993.04	100.000
Abigail P. Johnson
Affirmative	29,481,082,358.76	95.259
Withheld	1,467,391,634.28	4.741
TOTAL	30,948,473,993.04	100.000
Arthur E. Johnson
Affirmative	29,601,580,051.86	95.648
Withheld	1,346,893,941.18	4.352
TOTAL	30,948,473,993.04	100.000
Michael E. Kenneally
Affirmative	29,688,902,929.52	95.930
Withheld	1,259,571,063.52	4.070
TOTAL	30,948,473,993.04	100.000
James H. Keyes
Affirmative	29,647,356,020.99	95.796
Withheld	1,301,117,972.05	4.204
TOTAL	30,948,473,993.04	100.000
Marie L. Knowles
Affirmative	29,665,215,088.51	95.854
Withheld	1,283,258,904.53	4.146
TOTAL	30,948,473,993.04	100.000
Kenneth L. Wolfe
Affirmative	29,580,330,647.68	95.579
Withheld	1,368,143,345.36	4.421
TOTAL	30,948,473,993.04	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	22,342,326,668.95	72.192
Against	5,700,226,054.43	18.418
Abstain	2,112,037,717.17	6.825
Broker Non-Votes	793,883,552.49	2.565
TOTAL	30,948,473,993.04	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dynamic Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established three standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its September 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR Co., Inc. (FMRC), and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to the recent financial crisis, Fidelity took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board specifically noted Fidelity's response to the 2008 credit market crisis. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a proprietary custom index. The Board noted that FMRC does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the total returns of Fidelity Dynamic Strategies (retail class) and Class C of the fund and the total return of a proprietary custom index ("benchmark"). The returns of Fidelity Dynamic Strategies (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The fund's proprietary custom index is an index developed by FMRC that represents the performance of the fund's three general investment categories according to their respective weightings in the fund's neutral mix.

Fidelity Dynamic Strategies Fund

The Board stated that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance during 2009. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented recent market events, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMRC for non-management expenses (including pricing and bookkeeping fees and custody fees) from the fund's all-inclusive fee. In this regard, the Board realizes that net management fees can vary from year to year because of differences in non-management expenses.

Annual Report

Fidelity Dynamic Strategies Fund

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Furthermore, the Board considered that FMRC has contractually agreed to waive the fund's management fee by 10 basis points through February 28, 2010.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of the fund, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other expenses, such as pricing and bookkeeping fees, and custodial, legal, and audit fees paid by FMRC under the all-inclusive arrangement. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2008. The Board considered that, unlike other funds in its Total Mapped Group that invest primarily in affiliated funds, the fund has the capability to also invest in unaffiliated exchange-traded funds and individual securities. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review, the Board also considered Fidelity fee structures and other information on clients that FMRC and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMRC or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability, and the extent to which current market conditions have affected retention and recruitment; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (viii) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

FMR Co., Inc.

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research

(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research

(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

ADYSI-UANN-0210
1.852681.102

Fidelity®
Series Inflation-Protected
Bond Index
Fund

Series Inflation-Protected Bond Index

Class F

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Summary	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Series Inflation-Protected Bond Index Fund or 1-800-835-5092 for Class F to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 29, 2009 to December 31, 2009). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value December 31, 2009	Expenses Paid During Period
Series Inflation-Protected Bond Index	.20%
Actual		$ 1,000.00	$ 1,023.30	$ .52B
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02C
Class F	.10%
Actual		$ 1,000.00	$ 1,023.60	$ .26B
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51C

Annual Report

Shareholder Expense Example - continued

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 94/365 (to reflect the period September 29, 2009 to December 31, 2009).

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Summary (Unaudited)

Coupon Distribution as of December 31, 2009
% of fund's investments
Less than 1%	4.0
1 - 1.99%	35.2
2 - 2.99%	47.1
3 - 3.99%	13.1
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

The coupon rates on inflation-protected bonds tend to be lower than their nominal bond counterparts since inflation-protected bonds get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.

Weighted Average Maturity as of December 31, 2009

Years	5.0

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of December 31, 2009

Years	3.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of December 31, 2009 *
U.S. Government and U.S. Government Agency Obligations 99.2%
Short-Term Investments and Net Other Assets 0.8%
* Inflation Protected	99.2%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

U.S. Treasury Inflation Protected Obligations - 99.2%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Notes:
0.625% 4/15/13	$ 37,474,873	$ 38,140,267
1.25% 4/15/14	40,112,970	41,495,916
1.375% 7/15/18	36,788,277	36,872,429
1.625% 1/15/15	55,926,234	58,247,589
1.625% 1/15/18	37,839,338	38,759,515
1.875% 7/15/13	60,759,239	64,069,554
1.875% 7/15/15	48,864,276	51,526,371
1.875% 7/15/19	39,763,808	41,314,949
2% 4/15/12	39,022,638	40,819,455
2% 1/15/14	62,093,504	65,737,976
2% 7/15/14	56,910,446	60,366,958
2% 1/15/16	47,527,891	50,228,686
2.125% 1/15/19	36,861,785	39,117,695
2.375% 4/15/11	49,210,532	50,730,417
2.375% 1/15/17	42,031,447	45,418,326
2.5% 7/15/16	47,478,036	51,763,313
2.625% 7/15/17	37,547,317	41,323,611
3% 7/15/12	64,949,570	69,868,353
3.375% 1/15/12	18,852,966	20,180,554
3.5% 1/15/11	32,165,110	33,404,683
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS (Cost $936,287,461)		939,386,617
Cash Equivalents - 0.6%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.03%, dated 12/31/09 due 1/4/10 (Collateralized by U.S. Government Obligations) # (Cost $5,813,000)	$ 5,813,018	5,813,000
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $942,100,461)		945,199,617
NET OTHER ASSETS - 0.2%		2,242,207
NET ASSETS - 100%		$ 947,441,824
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$5,813,000 due 1/04/10 at 0.03%
BNP Paribas Securities Corp.	$ 2,061,932
Mizuho Securities USA, Inc.	3,751,068
$ 5,813,000
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	99.2%
Short-Term Investments and Net Other Assets	0.8%
100.0%

We have used ratings from Moody's® Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including repurchase agreements of $5,813,000) - See accompanying schedule: Unaffiliated issuers (cost $942,100,461)		$ 945,199,617
Cash		299
Receivable for fund shares sold		4,094,514
Interest receivable		7,837,840
Total assets		957,132,270

Liabilities
Payable for investments purchased	$ 9,552,782
Accrued management fee	69,794
Other affiliated payables	67,870
Total liabilities		9,690,446

Net Assets		$ 947,441,824
Net Assets consist of:
Paid in capital		$ 944,384,912
Distributions in excess of net investment income		(42,244)
Net unrealized appreciation (depreciation) on investments		3,099,156
Net Assets		$ 947,441,824

Series Inflation-Protected Bond Index: Net Asset Value, offering price and redemption price per share ($908,382,759 ÷ 89,147,736 shares)		$ 10.19

Class F: Net Asset Value, offering price and redemption price per share ($39,059,065 ÷ 3,833,504 shares)		$ 10.19

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period September 29, 2009 (commencement of operations) to December 31, 2009

Investment Income
Interest		$ 1,280,823
Inflation principal income		1,787,930
		3,068,753

Expenses
Management fee	$ 144,997
Transfer agent fees	150,031
Independent trustees' compensation	260
Total expenses		295,288
Net investment income		2,773,465
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		269,248
Change in net unrealized appreciation (depreciation) on investment securities		3,099,156
Net gain (loss)		3,368,404
Net increase (decrease) in net assets resulting from operations		$ 6,141,869

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period September 29, 2009 (commencement of operations) to December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 2,773,465
Net realized gain (loss)	269,248
Change in net unrealized appreciation (depreciation)	3,099,156
Net increase (decrease) in net assets resulting from operations	6,141,869
Distributions to shareholders from net investment income	(980,715)
Distributions to shareholders from net realized gain	(2,104,242)
Total distributions	(3,084,957)
Share transactions - net increase (decrease)	944,384,912
Total increase (decrease) in net assets	947,441,824

Net Assets
Beginning of period	-
End of period (including distributions in excess of net investment income of $42,244)	$ 947,441,824

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Inflation-Protected Bond Index

Period ended December 31,

2009 D

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income C	.049
Net realized and unrealized gain (loss)	.184
Total from investment operations	.233
Distributions from net investment income	(.018)
Distributions from net realized gain	(.025)
Total distributions	(.043)
Net asset value, end of period	$ 10.19
Total Return B	2.33%
Ratios to Average Net Assets E
Expenses before reductions	.20% A
Expenses net of fee waivers, if any	.20% A
Expenses net of all reductions	.20% A
Net investment income	1.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 908,383
Portfolio turnover rate	3%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D For the period September 29, 2009 (commencement of operations) to December 31, 2009.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended December 31,

2009 D

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income C	.048
Net realized and unrealized gain (loss)	.188
Total from investment operations	.236
Distributions from net investment income	(.021)
Distributions from net realized gain	(.025)
Total distributions	(.046)
Net asset value, end of period	$ 10.19
Total Return B	2.36%
Ratios to Average Net Assets E
Expenses before reductions	.10% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income	2.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,059
Portfolio turnover rate	3%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D For the period September 29, 2009 (commencement of operations) to December 31, 2009.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

Fidelity Series Inflation-Protected Bond Index Fund (the Fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by authorized intermediaries and mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager and FMR investment professionals. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Inflation-Protected Bond Index and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 19, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

2. Significant Accounting Policies - continued

Security Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,261,782
Gross unrealized depreciation	(4,162,626)
Net unrealized appreciation (depreciation)	$ 3,099,156

Tax Cost	$ 942,100,461

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation)	3,099,156

The tax character of distributions paid was as follows:

December 31, 2009
Ordinary Income	$ 3,084,957

Annual Report

3. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Treasury Inflation-Protected Securities. The Fund invests in Treasury Inflation-Protected Securities (TIPS), in which the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Inflation principal income in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Fund's distributions.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of 0.10% of the Fund's average net assets. Under the management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives an asset-based fee based on Series Inflation-Protected Bond Index's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Series Inflation-Protected Bond Index	$ 150,031.10

Annual Report

Notes to Financial Statements - continued

4. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended December 31,	2009 A
From net investment income
Series Inflation-Protected Bond Index	$ 962,351
Class F	18,364
Total	$ 980,715
From net realized gain
Series Inflation-Protected Bond Index	$ 2,030,649
Class F	73,593
Total	$ 2,104,242

A For the period September 29, 2009 (commencement of operations) to December 31, 2009.

5. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Period ended December 31,	2009 A	2009 A
Series Inflation-Protected Bond Index
Shares sold	91,246,007	$ 926,619,412
Reinvestment of distributions	291,669	2,993,000
Shares redeemed	(2,389,940)	(24,441,024)
Net increase (decrease)	89,147,736	$ 905,171,388
Class F
Shares sold	3,844,630	$ 39,328,218
Reinvestment of distributions	8,962	91,957
Shares redeemed	(20,088)	(206,651)
Net increase (decrease)	3,833,504	$ 39,213,524

A For the period September 29, 2009 (commencement of operations) to December 31, 2009.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and Shareholders of Fidelity Series Inflation-Protected Bond Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Inflation-Protected Bond Index Fund (the Fund), a fund of Fidelity Fixed-Income Trust, including the schedule of investments, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period September 29, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Inflation-Protected Bond Index Fund as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period September 29, 2009 (commencement of operations) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2010

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 188 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Series Inflation-Protected Bond Index Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Abigail P. Johnson (48)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Personal and Workplace Investing (2005-present). Ms. Johnson is a Director of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (67)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (62)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present) and AGL Resources, Inc. (holding company). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson and Ms. Abigail P. Johnson are not related.

Michael E. Kenneally (55)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (69)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (63)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (70)

Year of Election or Appointment: 2005

Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (2004-2009).

Annual Report

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John R. Hebble (51)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments.

Boyce I. Greer (53)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of the Asset Allocation Division (2008-present), President and a Director of Strategic Advisers, Inc. (2008-present), President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Christopher P. Sullivan (55)

Year of Election or Appointment: 2009

Vice President of Fidelity's Bond Funds. Mr. Sullivan also serves as President of Fidelity's Bond Group (2009-present). Previously, Mr. Sullivan served as Managing Director, Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (42)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-
present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (40)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Kenneth B. Robins (40)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

On July 16, 2009, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract and subadvisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline.

Resources Dedicated to Investment Management and Support Services. The Board considered the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel.

Shareholder and Administrative Services. The Board considered the nature, quality, cost, and extent of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment Performance. Fidelity Series Inflation-Protected Bond Index Fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's proposed management fee, noting that FMR will bear all operating expenses of the fund, except transfer agency fees (which are 10 bp for the retail class and zero bp for Class F), interest, taxes, brokerage commissions, fees and expenses of the Independent Trustees, and extraordinary expenses. The Board noted that the fund's proposed management fee, even before deducting projected payments by FMR for non-management expenses, is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics.

Annual Report

Based on its review, the Board concluded that the fund's net management fee and projected total expenses were fair and reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board concluded that the realization of economies of scale was not relevant to the approval of the fund's Advisory Contracts because other than the management fee, FMR pays all other expenses of the fund, with limited exceptions. In connection with its future renewal of the fund's Advisory contracts, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

SIB-S-ANN-0210
1.899329.100

Item 2. Code of Ethics

As of the end of the period, December 31, 2009, Fidelity Fixed-Income Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Dynamic Strategies Fund and Fidelity Series Inflation-Protected Bond Index Fund (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2009 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Dynamic Strategies Fund	$39,000	$-	$5,100	$-
Fidelity Series Inflation-Protected Bond Index Fund	$37,000	$-	$5,600	$-

December 31, 2008 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Dynamic Strategies Fund	$22,000	$-	$4,400	$-
Fidelity Series Inflation-Protected Bond Index Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity Series Inflation-Protected Bond Index Fund commenced operations on September 29, 2009.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2009A	December 31, 2008A
Audit-Related Fees	$725,000	$815,000
Tax Fees	$-	$2,000
All Other Fees	$515,000	$225,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2009 A	December 31, 2008 A,B
Deloitte Entities	$1,250,000	$1,260,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Fixed-Income Trust

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	February 25, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 25, 2010